                                                                    EXHIBIT 10.8




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                                CREDIT AGREEMENT
                         dated as of December 15, 1995

                                  by and among

                                  DYNAMEX INC.
                     PARCELWAY COURIER SYSTEMS CANADA LTD.
                     PARCELWAY COURIER SYSTEMS (B.C.) LTD.
                         DYNAMEX OPERATIONS EAST, INC.
                         DYNAMEX OPERATIONS WEST, INC.
                        PARCELWAY COURIER SYSTEMS, INC.
                    PARCELWAY SYSTEMS (INTERNATIONAL), INC.
                  PARCELWAY COURIER SYSTEMS OF ILLINOIS, INC.
                      PARCELWAY COURIER SYSTEMS III, INC.
                          as Borrowers and Guarantors

                                      and

                           NATIONSBANK OF TEXAS, N.A.
                                    as Agent

                                      and

                            THE LENDERS NAMED HEREIN


                   $2,500,000 REVOLVING CREDIT LOANS FACILITY
                        $8,000,000 TERM LOANS A FACILITY
                        $6,000,000 TERM LOANS B FACILITY





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                               TABLE OF CONTENTS


                                                                                                                     Page
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
ARTICLE 1 - Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.1      Definitions, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.2      Other Definitional Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 1.3      Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 1.4      Financial Covenants and Reporting . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE 2 - Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 2.1      Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 2.2      Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 2.3      Repayment of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 2.4      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 2.5      Borrowing Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 2.6      Optional Prepayments, Conversions and Continuations of Loans  . . . . . . . . . . . . . . .  35
         Section 2.7      Mandatory Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 2.8      Minimum Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 2.9      Certain Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 2.10     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 2.11     Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 2.12     Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 2.13     Termination or Reduction of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE 3 - Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 3.1      Method of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 3.2      Pro Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 3.3      Sharing of Payments, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 3.4      Non-Receipt of Funds by the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 3.5      Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 3.6      Withholding Tax Exemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

ARTICLE 4 - Yield Protection and Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 4.1      Additional Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 4.2      Limitation on Types of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 4.3      Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 4.4      Treatment of Affected Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 4.5      Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 4.6      Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 4.7      Additional Interest on Eurodollar Loans . . . . . . . . . . . . . . . . . . . . . . . . . .  47





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
ARTICLE 5 - Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 5.1      Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 5.2      Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 5.3      New Subsidiaries; New Issuances of Capital Stock  . . . . . . . . . . . . . . . . . . . . .  49
         Section 5.4      New Mortgaged Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 5.5      Release of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 5.6      Setoff  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

ARTICLE 6 - Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 6.1      Initial Extension of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 6.2      All Extensions of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 6.3      Closing Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

ARTICLE 7 - Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 7.1      Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 7.2      Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 7.3      Corporate Action; No Breach . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 7.4      Operation of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 7.5      Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 7.6      Litigation and Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 7.7      Rights in Properties; Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 7.8      Enforceability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 7.9      Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 7.10     Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 7.11     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 7.12     Margin Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 7.13     ERISA; Canadian Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 7.14     Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 7.15     Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 7.16     Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.17     Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.18     Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.19     Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.20     Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 7.21     Labor Disputes and Acts of God  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.22     Material Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.23     Bank Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.24     Outstanding Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.25     Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 7.26     Related Transactions Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 7.27     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 7.28     Employee Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 7.29     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68





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
ARTICLE 8 - Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 8.1      Reporting Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 8.2      Maintenance of Existence Conduct of Business  . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 8.3      Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 8.4      Taxes and Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 8.5      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 8.6      Inspection Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 8.7      Keeping Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 8.8      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.9      Compliance with Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.10     Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.11     ERISA; Canadian Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.12     Interest Rate Protection Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.13     Trade Accounts Payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.14     Unified Cash Management System  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.15     Indemnifications under Acquisition Documents  . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.16     Ownership of Subsidiaries and Mergers of Certain Subsidiaries . . . . . . . . . . . . . . .  77

ARTICLE 9 - Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 9.1      Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 9.2      Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 9.3      Mergers, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 9.4      Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 9.5      Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 9.6      Limitation on Issuance of Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 9.7      Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 9.8      Disposition of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 9.9      Sale and Leaseback  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 9.10     Lines of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 9.11     Environmental Protection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 9.12     Intercompany Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 9.13     Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 9.14     Modification of Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 9.15     Bank Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 9.16     ERISA and Canadian Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

ARTICLE 10 - Financial Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 10.1     Ratio of Senior Funded Debt to EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 10.2     Fixed Charge Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 10.3     Current Maturities Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 10.4     Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

ARTICLE 11 - Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 11.1     Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 11.2     Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89





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
         Section 11.3     Performance by the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
         Section 11.4     Judgment Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90

ARTICLE 12 - The Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 12.1     Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 12.2     Rights of Agent as a Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 12.3     Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 12.4     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 12.5     Independent Credit Decisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         Section 12.6     Several Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         Section 12.7     Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94

ARTICLE 13 - Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 13.1     Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 13.2     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
         Section 13.3     Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         Section 13.4     No Duty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 13.5     No Fiduciary Relationship . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 13.6     Equitable Relief  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 13.7     No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 13.8     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
         Section 13.9     Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         Section 13.10    ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         Section 13.11    Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         Section 13.12    Maximum Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         Section 13.13    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         Section 13.14    GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS . . . . . . . . . . . . . . . 102
         Section 13.15    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 13.16    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 13.17    Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 13.18    Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 13.19    Independence of Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         Section 13.20    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 13.21    WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 13.22    Approvals and Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 13.23    Agent for Services of Process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 13.24    Joint and Several Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104





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
                               INDEX TO EXHIBITS


Exhibit                   Description of Exhibit                                              Section
- -------                   ----------------------                                              -------
A                         Form of Assignment and Acceptance                                   1.1
B                         Form of Borrowing Base Report                                       1.1
C                         Form of Revolving Credit Loans Note                                 1.1 and 2.2
D                         Form of Term Loans A Note                                           1.1 and 2.2
E                         Form of Term Loans B Note                                           1.1 and 2.2
F                         Form of Notice of Borrowings, Conversions,
                            Continuations or Prepayments                                      2.9



                               INDEX TO SCHEDULES


Schedule                  Description of Schedule
- --------                  -----------------------
1.1(a)                    Permitted Liens
1.1(b)                    Pro Formas
1.1(c)                    Projections
2.10(b)(i)                Mayne Nickless Assets to be acquired by Dynamex East and Dynamex West
2.10(b)(ii)               Debt of Dynamex and certain of its Subsidiaries to be paid
2.10(c)(i)                Mayne Nickless Assets to be acquired by Parcelway Canada
2.10(c)(ii)               Debt of Parcelway Canada to be paid
7.4                       Permits, Franchises, Licenses and Authorizations required by Governmental Requirements or issued by Governmental Authorities
7.6                       Litigation and Judgments
7.7(a)                    Ownership of Real Properties or Interests therein
7.7(b)                    Ownership of Intellectual Property
7.10                      Existing Debt
7.11                      Taxes
7.13                      Plans
7.15                      Dynamex Common Stock; Options, etc.
7.22                      Material Contracts
7.23                      Bank Accounts
7.26                      Certain Consents
7.28                      Employee Matters
7.29                      Insurance
9.5                       Investments

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of December 15, 1995, is by and among DYNAMEX INC. (f/k/a Parcelway Systems Holdings Corp., "Dynamex"), a Delaware corporation, PARCELWAY COURIER SYSTEMS CANADA LTD. ("Parcelway Canada"), an Alberta (Canada) corporation, PARCELWAY COURIER SYSTEMS (B.C.) LTD. ("Parcelway BC"), a British Columbia (Canada) corporation, DYNAMEX OPERATIONS EAST, INC. ("Dynamex East"), a Delaware corporation, DYNAMEX OPERATIONS WEST, INC. ("Dynamex West"), a Delaware corporation, PARCELWAY COURIER SYSTEMS, INC. ("Parcelway Courier"), an Arizona corporation, PARCELWAY SYSTEMS (INTERNATIONAL), INC. ("Parcelway International"), an Arizona corporation, PARCELWAY COURIER SYSTEMS OF ILLINOIS, INC. ("Parcelway Illinois"), an Arizona corporation, PARCELWAY COURIER SYSTEMS III, INC. ("Parcelway III"), an Arizona corporation, each of the banks or other lending institutions which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:

        A. Dynamex owns all of the issued and outstanding Capital Stock of Parcelway Canada, Dynamex East, Dynamex West, Parcelway Courier, Parcelway International, Parcelway Illinois and Parcelway III, and Parcelway Canada owns all of the issued and outstanding Capital Stock of Parcelway BC.


        B. Dynamex and/or its Subsidiaries have previously acquired certain assets and incurred certain indebtedness.


        C. Dynamex, Parcelway Canada, Dynamex East and Dynamex West recently entered into the Mayne Nickless Acquisition Agreement (as defined herein) pursuant to which, on the Funding Date (as defined herein), Parcelway Canada, Dynamex East and Dynamex West will acquire certain of the assets and assume certain of the liabilities of the Mayne Nickless Sellers (as defined herein).


        D. In connection with the Mayne Nickless Acquisition (as defined herein), Dynamex and its Subsidiaries desire that the Lenders enter into this Agreement pursuant to which the Lenders will extend (i) a revolving credit facility to Dynamex, Dynamex East, Dynamex West, Parcelway Courier, Parcelway International, Parcelway Illinois and Parcelway III to provide working capital for, and other funds for the general corporate purposes of, such corporations,
(ii) a term loan facility to Dynamex, Dynamex East and Dynamex West to partially finance the acquisition of assets by Dynamex East and Dynamex West pursuant to the Mayne Nickless Acquisition and to repay certain indebtedness of Parcelway Courier, Parcelway Illinois and Parcelway III, and (iii) a term loan facility to Parcelway Canada to partially finance its acquisition of assets pursuant to the Mayne Nickless Acquisition and to repay certain indebtedness of Parcelway Canada.


        E. Dynamex and its Subsidiaries, the Lenders identified on the signature pages of this Agreement and the Agent desire to enter into this Agreement for the purposes of providing the credit facilities referred to in Recital D preceding.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions, etc. As used in this Agreement, the following terms shall have the following meanings:

         "Acquisition Documents" means the Dynamex Acquisition Agreement, the Mayne Nickless Acquisition Agreement and each other material agreement, document or instrument executed or delivered in connection with or pursuant to the Dynamex Acquisition Agreement or the Mayne Nickless Acquisition Agreement.

         "Acquisitions" means the Dynamex Acquisition and the Mayne Nickless Acquisition.

         "Additional Costs" means as specified in Section 4.1(a).

         "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) determined by the Agent to be equal to (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period divided by
(b) one minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

        "Affiliate" means, as to any Person (or, with respect to clause (d) succeeding, as to Dynamex) any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds ten percent or more of any class of voting Capital Stock of such Person; (c) except as provided in clause (d) succeeding, ten percent or more of the voting Capital Stock of which is directly or indirectly beneficially owned or held by the Person in question; or (d) with respect to Dynamex after the consummation of a Public Offering of the Capital Stock of Dynamex, 20% or more of the voting Capital Stock of which is directly or indirectly beneficially
owned or held by the Person in question.   The term "control" means the
possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, in no event shall the Agent or any Lender be deemed an Affiliate of Dynamex or any of its Subsidiaries.

         "Agent" means as specified in the introductory paragraph of this Agreement.

         "Agent's Letter" means that certain letter agreement dated as of December 15, 1995 (and accepted by Dynamex as of December 15, 1995) between the Agent and Dynamex.

         "Aggregate Commitment Percentage" means, as to any Lender, the percentage equivalent of a fraction, the numerator of which is the sum of the outstanding Revolving Credit Loans Commitment of such Lender (or, if such Commitment has terminated or expired, the outstanding principal amount of its Revolving Credit Loans) plus the outstanding principal amount of the Term Loans of such Lender, and the denominator of which is the sum of the outstanding Revolving Credit Loans Commitments of all Lenders (or, if such Commitments have terminated or expired, the outstanding principal amount of the Revolving Credit Loans) plus the outstanding principal amount of the Term Loans of all Lenders.

         "Agreement" means this Agreement and any and all amendments, modifications, supplements, renewals, extensions or restatements hereof.

        "Air Canada" means Air Canada, a corporation existing under the federal laws of Canada.

         "Air Canada Subordinated Debt" means the Debt evidenced by the Original Air Canada Subordinated Note and the Air Canada Subordinated Note.

         "Air Canada Subordinated Note" means that certain Subordinated Renewal Promissory Note dated December ____, 1995, in the original principal amount of Cdn. $3,225,000 made by Dynamex payable to Air Canada, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Applicable Lending Office" means for each Lender and each Type of Loan, the Lending Office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to Dynamex and the Agent as the office by which its Loans of such Type are to be made and maintained.

        "Applicable Margin" means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below that corresponds to the ratio of (i) Senior Funded Debt as of the date of the relevant financial statements referred to below to (ii) EBITDA for the four fiscal quarters of Dynamex and its Subsidiaries then most recently ended as of the date of such financial statements or, if EBITDA is calculated as of the end of any fiscal quarter ended prior to December 31, 1996, for the period consisting of the greatest number of fiscal quarters ended subsequent to the Funding Date on an annualized basis:

                                                   Term Loans                       Revolving Loans
                                        ------------------------------       -------------------------------
                                            Applicable Margins for               Applicable Margins for
                                        ------------------------------       -------------------------------
           Ratio of Senior              Prime Rate          Eurodollar       Prime Rate           Eurodollar
        Funded Debt to EBITDA             Loans               Loans             Loans                Loans
        ---------------------           ----------          ----------       ----------           ----------
 Less than 2.00 to 1.00                     0%               2.00%               0.25%               2.25%

 Less  than  2.50   to  1.00   but        0.50%              2.50%               0.75%               2.75%
 greater  than or equal to 2.00 to
 1.00
 Greater than or equal to  2.50 to        1.00%              3.00%               1.25%               3.25%
 1.00


For purposes hereof, the Applicable Margin for the period from the Closing Date to the first Calculation Date shall be deemed to be the percentage reflected in the preceding table as if the ratio of Senior Funded Debt to EBITDA were greater than or equal to 2.50 to 1.00 and shall thereafter be calculated on each Calculation Date based upon the financial statements delivered by Dynamex pursuant to Section 8.1(b) and the certificate delivered by Dynamex pursuant to
Section 8.1(e); provided, that if Dynamex fails to deliver to the Agent such financial statements or certificate on or before the relevant Calculation Date, the Applicable Margin shall be deemed to be the percentage reflected in the preceding table as if the ratio of Senior Funded Debt to EBITDA were greater than or equal to 2.50 to 1.00 until the date such statements and certificate are received by the Agent, after which the Applicable Margin shall be determined as otherwise provided herein.

         "Asset Disposition" means the disposition of any or all of the Property (other than sales of Inventory in the ordinary course of business and the grant of a Lien as security) of Dynamex or any of its Subsidiaries, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding any involuntary disposition resulting from casualty damage to Property.

         "Assignee" means as specified in Section 13.8(b).

         "Assigning Lender" means as specified in Section 13.8(b).

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by the Agent pursuant to Section 13.8(e), in substantially the form of Exhibit A hereto.

         "Bank of Montreal Credit Agreement" means the agreements, documents and instruments dated on or about May 1995 evidencing or governing the Debt owed by Parcelway Canada to Bank of Montreal (which Debt is to be paid in full with the proceeds of the initial Loans).

         "Bankruptcy Code" means as specified in Section 11.1(e).

         "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

         "Borrower" means (a) a Revolving Credit Loans Borrower, with respect to the Revolving Credit Loans, (b) a Term Loans A Borrower, with respect to the Term Loans A, and (c) Parcelway Canada, with respect to the Term Loans B, and "Borrower" means all of such borrowers.

         "Borrowing Base" means, at any date of determination, an amount equal to 75% of Eligible Receivables owned by the Revolving Credit Loans Borrowers or Parcelway Canada; provided, however, that, notwithstanding anything to the contrary contained in this Agreement, if any of the Agent or any Lender shall have received written notice from any Loan Party purportedly sent to terminate, limit or restrict (or to attempt to terminate, limit or restrict) future advances or future Obligations or the operation of any Security Document as security for future advances or future Obligations, whether or not such notice is effective, the Borrowing Base shall be further reduced by an amount equal to the aggregate value of the Eligible Receivables to which such notice relates, as such value is determined by the Agent in good faith.

         "Borrowing Base Report" means a report in substantially the form of Exhibit B attached hereto and completed and certified by a Responsible Officer of Dynamex relating to the determination of the Borrowing Base.

         "Business Day" means (a) any day on which commercial banks are not authorized or required to close in Dallas, Texas, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Calculation Date" means the date occurring each quarter during the term of this Agreement which is 15 days after the date on which quarterly financial statements of Dynamex and its Subsidiaries are required by Section 8.1(b) to be delivered to the Agent.

         "Canadian Excess Cash Flow" means Excess Cash Flow attributable to Parcelway Canada and its Subsidiaries.

         "Canadian Five Year Rule" means that Parcelway Canada shall not be obligated, under any circumstances other than the circumstance of the acceleration of the maturity of the Term Loans B upon the occurrence of an Event of Default, to pay more than 25% of the principal amount of the Term Loans B within five years and one day from the date of the making of the Term Loans B, whether from scheduled payments or mandatory prepayments from asset sales, insurance proceeds, stock offerings, excess cash flow, Debt issuances or otherwise.

         "Canadian Pension and Benefits Law" means any federal or provincial legislation or regulations applicable to any Canadian Plan including, without limitation, any pension benefits or tax legislation or regulations.

         "Canadian Pension Authority" means any federal or provincial pension regulator having jurisdiction over any Canadian Pension Plan.

         "Canadian Pension Plan" means any pension or retirement plan, written or unwritten, registered or unregistered, maintained or contributed to for any Canadian employee or former employee of Parcelway Canada or any other Loan Party currently or at any time within the six years immediately preceding the Closing Date.

         "Canadian Plan" means any pension, retirement, profit sharing, stock option, stock purchase, stock bonus, severance, bonus, incentive, deferred compensation, supplemental unemployment, health, welfare, dental, disability, life insurance or other plan, program or arrangement maintained for any Canadian employee of Parcelway Canada or any other Loan Party, including any Canadian Pension Plan.

         "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by Dynamex or any of its Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures.

         "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Capital Stock" means corporate stock and any and all shares, partnership interests, limited partnership interests, limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership or another entity).

         "Cdn. Dollars" and "Cdn. $" mean lawful money of Canada.

        "Change of Control" means the existence or occurrence of any of the following: (a) any of the Capital Stock of any Borrower, other than Dynamex, is owned by any Person other than Dynamex; (b) prior to the consummation of a Public Offering, 25% or more of the outstanding shares of voting stock of Dynamex is owned by a Person or Persons other than the Permitted Holders; (c) after the consummation of a Public Offering, any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in Section 13d-3 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding shares of voting stock of Dynamex; (d) the consummation of any transaction the result of which is that any Person or group beneficially owns more of the voting stock of Dynamex than is beneficially owned, in the aggregate, by the

Permitted Holders; (e) after the consummation of a Public Offering, Cypress shall, in the aggregate, own less than 25% of the outstanding voting stock of Dynamex; or (f) individuals who, as of the Closing Date, constitute the Board of Directors of Dynamex (the "Dynamex Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Dynamex, provided, however, that any individual becoming a director of Dynamex subsequent to the Closing Date whose election or nomination for election by Dynamex's shareholders was approved by a vote of at least a majority of the directors then comprising the Dynamex Incumbent Board shall be considered as though such individual were a member of the Dynamex Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of Dynamex.

         "Closing Date" means December 15, 1995, the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" means all Property of any nature whatsoever upon which a Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

         "Commitment Percentage" means, as to any Lender and as to any of its Commitments (as may be applicable based upon the context in which such term is used), the percentage equivalent of a fraction, the numerator of which is the aggregate amount of the applicable Commitment(s) of such Lender, and the denominator of which is the aggregate amount of such applicable Commitment(s) of all of the Lenders, as adjusted from time to time in accordance with Section 13.8.

         "Commitments" means the Revolving Credit Loans Commitments, the Term Loans A Commitments and the Term Loans B Commitments.

         "Concentration Account" means a concentration deposit account into which all proceeds of Collateral shall be deposited maintained by Dynamex or its Subsidiaries (as applicable) with a bank selected by Dynamex or such Subsidiary and reasonably acceptable to the Agent, and "Concentration Accounts" means all of such Concentration Accounts.

         "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.6 of a Eurodollar Loan as a Eurodollar Loan of the same Type from one Interest Period to the next Interest Period.

         "Contract Rate" means as specified in Section 13.12(a).

         "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.6 or Article 4 of one Type of Loan into the other Type of Loan.

         "Currency Hedge Agreement" means any currency hedge or exchange agreement, option or futures contract or other agreement intended to protect against or manage a Person's exposure to fluctuations in currency exchange rates.

         "Current Date" means a date occurring no more than 30 days prior to the Funding Date or such earlier date which is reasonably acceptable to the Agent.

         "Current Maturities Coverage Ratio" means, for any period, the ratio of the following (without duplication) for Dynamex and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a)
(i) Net Income, plus (ii) depreciation and amortization expenses and other non-cash items to the extent deducted in determining Net Income, minus (iii) non-cash income to the extent included in determining Net Income, to (b) current maturities of Funded Debt referred to in clauses (a) and (b) of the definition thereof; provided, however, that, for purposes of this clause (b), the current maturities of the Term Loans for a period shall be deemed to not exceed $1,900,000 and the current maturities of the Air Canada Subordinated Debt and the Shareholders Subordinated Debt shall be excluded for future periods during which the maturities of such Debt, based upon the presently stated maturities thereof, will become current.

         "Cypress" means Cypress Capital Partners I, L.P., a Texas limited partnership.

         "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money (the indebtedness, liabilities and obligations of Dynamex evidenced by the Air Canada Note shall be deemed to be Debt of Dynamex for purposes of this clause
(a), notwithstanding that Parcelway Canada was originally the borrower with respect to such borrowed money), (b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) all Capital Lease Obligations of such Person, (e) all Debt of others Guaranteed by such Person, (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person, (i) all indebtedness, liabilities and obligations of such Person under Interest Rate Protection Agreements or Currency Hedge Agreements, and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any Plan or Canadian Plan.

         "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "Default Rate" means, in respect of any principal of any Loan or any other amount payable by any Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the lesser of (a) the sum of four percent plus the Prime Rate as in effect from time to time plus the Applicable Margin for Prime Rate Loans or (b) the Maximum Rate; provided, however, that if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, the lesser of (i) the sum of four percent plus the interest rate for such Eurodollar Loan for such Interest Period as provided in Section 2.4(a) hereof or (ii) the Maximum Rate and, thereafter, the rate provided for above in this definition.

         "Deposit Account" means a deposit account maintained by the applicable Borrower or Borrowers with a bank selected by such Borrower or Borrowers and reasonably acceptable to the Agent.

         "Dollars" and "$" mean lawful money of the U.S.

         "Dynamex Acquisition" means the acquisition by Parcelway Canada of the assets of Dynamex Express Inc. from Air Canada in May 1995.

         "Dynamex Acquisition Agreement" means the Asset Purchase Agreement relating to the Dynamex Acquisition.

         "Dynamex Common Stock" means the common stock of Dynamex, par value $0.10 per share.

         "Dynamex Equity Documents" means Dynamex's Certificate of Incorporation, the Dynamex Common Stock, the subscription agreements executed in connection with the issuance of any Dynamex Common Stock, the Dynamex Stock Purchase Agreements and any other stock purchase agreements, if any, with respect to the Capital Stock of Dynamex, the Dynamex Stock Option Agreement and any and all stock options issued pursuant thereto, the Registration Rights Agreements, the Warrants and any other agreement, document or instrument now or hereafter governing the rights of the holders of the Dynamex Common Stock or any other Capital Stock of Dynamex.

         "Dynamex Stock Option Agreement" means the 1993 Stock Option Plan of Dynamex and all stock options at any time issued pursuant thereto, including, without limitation, stock options issued to (a) George M. Siegel pursuant to a Nonqualified Stock Option Agreement dated November 16, 1993 (as amended on July 19, 1995), (b) Richard K. McClelland pursuant to a Nonqualified Stock Option Agreement dated May 31, 1995, and (c) Martin Anthony Piccolo,

Thomas Robert Aitken and Edward John Ashley pursuant to Incentive Stock Option Agreements dated July 11, 1995.

         "Dynamex Stock Purchase Agreements" means (a) that certain Securities Purchase Agreement dated as of November 16, 1993, between Cypress and Dynamex pursuant to which Cypress purchased shares of common and preferred stock of Dynamex, as amended by Amendment No. 1 to Securities Purchase Agreement dated as of May 31, 1995, between Cypress and Dynamex, (b) that certain Stock Purchase Agreement dated as of May 31, 1995, among Preferred Risk Life Insurance Co. and Dynamex, (c) any and all other (if any) agreements relating to the issuance of any Capital Stock of Dynamex, and (d) any and all amendments, modifications, supplements, renewals, extensions or restatements of any of the foregoing.

         "EBITDA" means, for any period, without duplication, the sum of the following for Dynamex and its Subsidiaries (or other applicable Person) for such period determined on a consolidated basis in accordance with GAAP: (a) Net Income, plus (b) Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Net Income, plus (d) depreciation and amortization expense and other non-cash items to the extent deducted in determining Net Income, minus (e) non-cash income to the extent included in determining Net Income.

         "Eligible Assignee" means (a) any Affiliate of a Lender or (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) acceptable to the Agent.

         "Eligible Receivables" means, at any date of determination, without duplication, the aggregate of each Receivable owned by a Revolving Credit Loans Borrower or Parcelway Canada (as the case may be), created in the ordinary course of business which satisfies each of the following conditions:

                 (a) Such Receivable complies with all applicable Governmental Requirements, including, without limitation to the extent applicable, usury laws, the Federal Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System and similar Canadian laws;

                 (b) Such Receivable, at the date of issuance of its invoice, (i) was payable not more than 30 days after the original date of issuance of the invoice therefor or (ii) was payable more than 30 days and not more than 90 days after the original date of issuance of the invoice therefor and was payable by an account debtor and pursuant to terms approved by the Agent in writing;

                 (c) Such Receivable has not been outstanding for more than 90 days past the original date of invoice;

                 (d) Such Receivable was created in connection with (i) the sale of Inventory by such Borrower or Parcelway Canada (as applicable) in the ordinary course of business and such sale has been fully consummated and such Inventory has been shipped and delivered and received by the account debtor or, if such Inventory has not been so shipped, delivered and received, such Inventory (A) is being stored by such Borrower or Parcelway Canada (as applicable) pursuant to a request from the account debtor and (B) has been ordered by the account debtor pursuant to a valid purchase order, or (ii) the performance of services by such Borrower or Parcelway Canada (as applicable) in the ordinary course of business and such services have been completed and accepted by the account debtors;

                 (e) Such Receivable represents a legal, valid and binding payment obligation of the account debtor enforceable in accordance with its terms and arising from an enforceable contract, the performance of which contract, insofar as it relates to such Receivable, has been completed by such Borrower or Parcelway Canada (as applicable).
                 (f) Such Receivable does not arise from the sale of any Inventory on a bill-and hold (except as permitted in clause (d)(i) preceding), guaranteed sale, sale-or-return, sale on approval, consignment or any other repurchase or return basis;

                 (g) Such Borrower or Parcelway Canada (as applicable) has good and indefeasible title to such Receivable, the Agent holds a perfected first priority Lien on such Receivable pursuant to the Security Documents, and such Receivable is not subject to any Liens except Liens in favor of the Agent pursuant to the Loan Documents;

                 (h) Such Receivable does not arise out of a contract with, or an order from, an account debtor that, by its terms (other than terms which are invalid under applicable law), prohibits or makes void or unenforceable the grant of a security interest to the Agent in and to such Receivable;

                 (i) The amount of such Receivable included in Eligible Receivables is not subject to any setoff, counterclaim, defense, dispute, recoupment or adjustment other than normal discounts for prompt payment offered in the ordinary course of business, and such Receivable has not been referred to an attorney, collection agency or other third party for collection;

                 (j) The account debtor with respect to such Receivable is not (i) in the judgment of the Agent in the exercise of its discretion in good faith, unable to pay such Receivable due to such account debtor's financial condition or performance and (ii) is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due or suffered a receiver or trustee to be appointed for any of its assets or affairs;

                 (k) Such Receivable is not evidenced by chattel paper or instruments unless the Lien on such chattel paper or instrument is a perfected first priority Lien on such chattel paper or instrument in favor of the Agent pursuant to the Security Documents;

                 (l) The account debtor has not returned or refused to retain, or otherwise notified such Borrower or Parcelway Canada (as applicable) or any other Loan Party of any dispute concerning, or claimed nonconformity of, any of the Inventory or services relating to such Receivable;

                 (m) Such Receivable is not owed by an Affiliate of any Borrower;

                 (n) Such Receivable is payable in Dollars, with respect to Receivables of a Revolving Credit Loans Borrower, or Cdn. Dollars, with respect to Receivables of Parcelway Canada, by the account debtor;

                 (o) The account debtor with respect to such Receivable is not domiciled in or organized under the laws of any country other than Canada or the U.S.;

                 (p) Such Receivable is not owed by an account debtor as to which more than ten percent of the aggregate balances then outstanding on all Receivables owed by such account debtor thereon and/or its Affiliates to such Borrower or Parcelway Canada (as applicable) are more than 90 days past the original date of invoice;

                 (q) The account debtor with respect to such Receivable is not the U.S. or any state thereof, Canada or any province thereof or any department, agency or instrumentality of any of the foregoing, unless, with respect to the Lien on such Receivable in favor of the Agent, the Federal Assignment of Claims Act of 1940, as amended, or the state equivalent thereof (with respect to the U.S. or any state thereof or any department, agency or instrumentality thereof) or the Financial Administration Act (Canada), as amended, or the Canadian provincial equivalent thereof (with respect to Canada or any province thereof or any department, agency or instrumentality thereof), as may be applicable, shall have been complied with as the same relates to such Receivable;

                 (r) The account debtor with respect to such Receivable is not located in New Jersey, Minnesota, West Virginia or any other state or province denying creditors access to its courts in the absence of a notice of business activities report or other similar filing, unless such Borrower or Parcelway Canada (as applicable) has either qualified as a foreign corporation authorized to transact business in such state or province or has filed a notice of business activities report or similar appropriate filing with the applicable state agency for the then-current year;

                 (s) Such Receivable is not owed by an account debtor as to which the aggregate of all Receivables owing by such account debtor or an Affiliate of such account debtor exceeds ten percent of the aggregate of all Receivables at such date, provided that an amount of Receivables owing by such account debtor that do not exceed ten percent of the aggregate of all Receivables at such date shall not be excluded pursuant to this clause (s); and

                 (t) Such Receivable is not otherwise deemed "ineligible" for borrowing purposes by the Agent in the exercise of its discretion in good faith.

         The amount of the Eligible Receivables owed by an account debtor to a Revolving Credit Loans Borrower or Parcelway Canada (as the case may be) shall be net of, and shall be reduced by (if and to the extent not already so reduced by virtue of the preceding clauses of this definition), the amount of all contra accounts, reserves, credits, rebates and (subject to the proviso below) other indebtedness, liabilities or obligations owed by such Borrower and its Subsidiaries or Parcelway Canada and its Subsidiaries (as applicable) to such account debtor; provided, however, that the existence of any such other indebtedness, liabilities or obligations owed by such Borrower or its Subsidiaries or Parcelway Canada and its Subsidiaries (as applicable) to such account debtor shall not, in and of itself, reduce the amount of Eligible Receivables owed by such account debtor by the amount of such other indebtedness, liabilities or obligations (for purposes of this sentence or clause (i) preceding of this definition) except to the extent that such other indebtedness, liabilities or obligations are then due.

         "Environmental Law" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Clean Water Act, 33 U.S.C.
Section 1251 et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C. Section 11001 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., and any state or local counterparts.

         "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

         "Equity Issuance" means any issuance by Dynamex or any other Borrower of any Capital Stock of Dynamex or such Borrower, respectively.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is a member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

         "Eurodollar Loans" means Loans that bear interest at rates based upon the Eurodollar Rate and the Adjusted Eurodollar Rate.

         "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Reference Lender at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period for the offering by the Reference Lender to leading banks in the London interbank market of Dollar deposits in immediately available funds having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan made by the Reference Lender to which such Interest Period relates. If the Reference Lender is not participating in any Eurodollar Loans during any Interest Period therefor (whether as a result of Section 4.4 or for any other reason), the Eurodollar Rate and the Adjusted Eurodollar Rate for such Loans for such Interest Period shall be determined by reference to the amount of the Loans which the Reference Lender would have made had it been participating in such Loans.

         "Event of Default" has the meaning specified in Section 11.1.

         "Excess Cash Flow" means, for any period, without duplication, the total of the following of Dynamex and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Net Income, plus (b) depreciation and amortization expense and other non-cash items to the extent deducted in determining Net Income, minus (c) non-cash income to the extent included in determining Net Income, minus (d) Capital Expenditures, minus (e) current maturities of Funded Debt referred to in clauses (a) and (b) of the definition thereof.

         "Excess Cash Flow Prepayment Date" means the 30th day of each April, commencing on April 30, 1997 and continuing on the 30th day of each April of each subsequent year.

         "Excess Insurance Proceeds" means any and all proceeds of any Insurance Recovery which Dynamex or its Subsidiary (as applicable) (a) has elected to not apply to the repair, construction or replacement of the Property affected or to the purchase of other, similar Property for use in its business or (b) has not both (i) elected to apply to the repair, construction or replacement of the Property affected or to the purchase of other, similar Property for use in its business within 90 days of the event giving rise to the Insurance Recovery and (ii) actually applied to such repair, construction, replacement or purchase (A) within 180 days after the earliest to occur of the receipt of such proceeds by Dynamex, any of its Subsidiaries or the Agent, with respect to an Insurance Recovery relating to other than real Property, or (B) commencing within 180 days after the earliest to occur of the receipt of such proceeds by Dynamex, any of its Subsidiaries or the Agent and continuing in a reasonably prompt and diligent fashion thereafter, with respect to an Insurance Recovery relating to real Property.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Reference Lender on such day on such transactions as determined by the Agent.

         "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) the sum of the following (without duplication) for Dynamex and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP:
(i) Net Income, plus (ii) income and franchise taxes to the extent deducted in determining Net Income, plus (iii) operating lease expenses, plus (iv) rent expenses, plus (v) Interest Expense, to (b) the Fixed Charges of Dynamex and its Subsidiaries for such period.

         "Fixed Charges" means, for any period, the sum of the following for Dynamex and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Interest Expense, plus (b) operating lease expenses, plus (c) rent expenses.

         "Funded Debt" means, at any particular time, (a) all Debt of Dynamex and its Subsidiaries which matures by its terms, or is renewable at the option of Dynamex or any of its Subsidiaries, to a date more than one year after the original creation of such Debt, (b) all other Debt which would be classified as "funded indebtedness" or "long-term indebtedness" on a consolidated balance sheet of Dynamex and its Subsidiaries as of such date in accordance with GAAP,
(c) all Debt of Dynamex and its Subsidiaries for borrowed money, and (d) all Capital Lease Obligations of Dynamex and its Subsidiaries.

         "Funding Date" means the date upon which (a) all conditions precedent to the making of the initial Loans under Article 6 of this Agreement are satisfied and (b) the initial Loans are funded by the Lenders, which date shall be the date (if any) of consummation of Mayne Nickless Acquisition and which date shall be on or before December 31, 1995.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, Permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

         "Guaranties" means the Guaranty Agreements in form and substance satisfactory to the Agent executed by Dynamex and each of its Subsidiaries and any other Loan Party (one executed by each such Loan Party), dated the Closing Date or the Funding Date, in favor of the Agent for the benefit of the Agent and the Lenders, and any Guaranty Agreement executed pursuant to Section 5.3 hereof, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Hazardous Material" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

         "Insurance Recovery" means, with respect to any Property of Dynamex or any of its Subsidiaries and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by Dynamex or any of such Subsidiaries, or the payment by an insurance company to the Agent, of proceeds of any such Property or casualty insurance in an amount or aggregate amount (as applicable) in excess of $25,000.

         "Intellectual Property" means any U.S., Canadian or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

         "Interest Expense" means, for any period, all interest on Debt of Dynamex and its Subsidiaries (or other applicable Person) paid or accrued during such period, including the interest portion of payments under Capital Lease Obligations; provided, however, for purposes of determining compliance with the financial covenants set forth in Section 10.2, Interest Expense (in computing Fixed Charges) shall exclude interest payable in kind or in other securities of the obligor other than cash or cash equivalents.

         "Interest Period" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Prime Rate Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the applicable Borrower or Borrowers may select as provided in Section 2.9 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond an applicable Maturity Date shall end on such Maturity Date; (c) no more than five Interest Periods for Eurodollar Loans shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and (e) no Interest Period for a Term Loan may commence before and end after any principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest

Periods that end after such principal payment date shall be equal to or less than the amount of the applicable Term Loans scheduled to be outstanding hereunder after such principal payment date.

         "Interest Rate Protection Agreements" means, with respect to any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more Lenders that are parties to this Agreement providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies.

         "Inventory" means all inventory now owned or hereafter acquired by Dynamex or any of its Subsidiaries wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property) for service or held as raw materials, work in process, or supplies or materials used or consumed in the business of Dynamex or any of its Subsidiaries.

         "Investments" means as specified in Section 9.5.

         "Lender" and "Lenders" means as specified in the initial paragraph of this Agreement.

         "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law or otherwise.

         "Loan Documents" means this Agreement, the Notes, the Security Documents, the Agent's Letter, any Interest Rate Protection Agreement or Currency Hedge Agreement between Dynamex or any of its Subsidiaries and any Lender and all other agreements, documents and instruments now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Loan Party" means Dynamex, Parcelway Canada, Parcelway BC, Dynamex East, Dynamex West, Parcelway Courier, Parcelway International, Parcelway Illinois, Parcelway III, each of the Subsidiaries of Dynamex and any other Person who is or becomes a party to any agreement, document or instrument that Guarantees or secures payment or performance of the Obligations or any part thereof.

         "Loans" means the Revolving Credit Loans and the Term Loans, and "Loan" means any of the Revolving Credit Loans or the Term Loans.

         "Material Adverse Effect" means any material adverse effect, or the occurrence of any event or the existence of any condition that could reasonably be expected to have a material adverse effect, on (a) the prospects, business or financial condition or performance of Dynamex and its Subsidiaries, taken as a whole, or of Dynamex, Dynamex East or Dynamex West on an individual basis,
(b) the prospects, business or financial condition or performance of Parcelway Canada and its Subsidiaries, taken as a whole, or of Parcelway

Canada on an individual basis, (c) the ability of the applicable Borrower or Borrowers to pay and perform the Obligations when due, or (d) the validity or enforceability of (i) any of the Loan Documents, (ii) any Lien created or purported to be created by any of the Loan Documents or the required priority of any such Lien, or (iii) the rights and remedies of the Agent or the Lenders under any of the Loan Documents.

         "Material Contracts" means, as to any Person, any supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, such Person or any of its Subsidiaries party to such agreement or contract, or by which such Person or any of its Subsidiaries or any of their respective Properties are otherwise bound, during any fiscal year of the Borrower exceeds $100,000 or Cdn. $150,000, and any and all amendments, modifications, supplements, renewals or restatements thereof.

         "Maturity Date" means the Revolving Credit Loans Maturity Date, the Term Loans A Maturity Date or the Term Loans B Maturity Date, as the case may be.

         "Maximum Rate" means, with respect to any Lender, the maximum non-usurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the applicable Borrower or Borrowers at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the indicated rate ceiling described in, and computed in accordance with, Article 5069-1.04, Vernon's Texas Civil Statutes; provided, however, that, to the extent permitted by applicable law, the Agent shall have the right to change the applicable rate ceiling from time to time in accordance with applicable law.

         "Mayne Nickless Acquisition" means the acquisition by Parcelway Canada, Dynamex East and Dynamex West of certain Property of the Mayne Nickless Sellers pursuant to the Mayne Nickless Acquisition Agreement.

         "Mayne Nickless Acquisition Agreement" means that certain Asset Purchase Agreement dated December 29, 1995, among Dynamex East, Dynamex West, Parcelway Canada, Mayne Nickless Incorporated, Mayne Nickless Canada Inc. and the Mayne Nickless Sellers in the form previously submitted to and approved by the Agent, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Mayne Nickless Sellers" means Mayne Nickless Courier Systems, Inc., Mayne Nickless Messenger Services, Inc., Mayne Nickless Transport Inc. (including its IPX Courier and Loomis Rush Messenger divisions), the sellers under the Mayne Nickless Acquisition Agreement.

         "Mortgaged Properties" means, collectively, any real Properties or interests therein which become or are required to become subject to Mortgages pursuant to Section 5.4 hereof.

         "Mortgages" means any (if any) deed of trusts, leasehold deeds of trust, mortgages, leasehold mortgages, collateral assignments of leases and other real estate security documents executed and delivered pursuant to this Agreement by Dynamex or any of its Subsidiaries or any other Loan Party in favor of the Agent for the benefit of the Agent and the Lenders with respect to any Mortgaged Property, and any and all amendments, modifications, supplements, renewals or restatements thereof.

         "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by or are required from any Loan Party or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

         "NationsBank" means NationsBank of Texas, N.A.

         "Net Income" means, for any period, the net income (or loss) of Dynamex and its Subsidiaries (or other applicable Person) for such period, determined on a consolidated basis in accordance with GAAP.

         "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross amount of cash received by Dynamex or any of its Subsidiaries from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by Dynamex or any of its Subsidiaries directly resulting from such Asset Disposition (including the amount, if any, estimated by Dynamex in good faith at the time of such Asset Disposition for taxes payable by Dynamex or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred by Dynamex or such Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of Dynamex) excluding any fees or expenses paid to an Affiliate of Dynamex, minus
(d) amounts applied to the repayment of indebtedness (other than the Obligations) secured by any Permitted Lien (if any) on the Property subject to the Asset Disposition. "Net Proceeds" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in clauses
(b), (c) and (d) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain, except such proceeds and awards as are released to and used by Dynamex or any of its Subsidiaries in accordance with Section 8.5. "Net Proceeds" means, with respect to any Equity Issuance, (a) the gross amount of cash or other consideration received from such Equity Issuance minus (b) the reasonable out-of-pocket costs and expenses incurred by the issuer in connection with such Equity Issuance (including reasonable underwriting fees paid to a Person other than an Affiliate of Dynamex) excluding any fees or expenses paid to an Affiliate of Dynamex other than Hoak Securities Corp.

         "Notes" means the Revolving Credit Loans Notes, the Term Loans A Notes and the Term Loans B Notes, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including promissory notes issued by any Borrower pursuant to Section 13.8), and "Note" means any of such promissory note.

         "Obligations" means any and all (a) indebtedness, liabilities and obligations of the Loan Parties, or any of them, to the Agent and the Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents (including, without limitation, the Guaranties), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Loan Parties to repay the Loans, to pay interest on the Loans and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and
(ii) the indebtedness constituting the Loans and such fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of Dynamex or any of its Subsidiaries under any and all Interest Rate Protection Agreements and Currency Hedge Agreements that it may enter into with any Lender as required by Section 8.12 or otherwise with the prior written consent of the Agent and the Required Lenders.

         "Operating Lease" means, with respect to any Person, any lease, rental or other agreement for the use by that Person of any Property which is not a Capital Lease Obligation.

         "Original Air Canada Subordinated Debt" means the Debt of Parcelway Canada evidenced by that certain Promissory Note dated May 31, 1995, in the original principal amount of Cdn. $6,450,000 made by Parcelway Canada payable to Air Canada, which Debt is payable subject to the terms of the Parcelway Canada Subordination Agreement.

         "Outstanding Revolving Credit" means, at any particular time, the sum of (a) the outstanding principal amount of the Revolving Credit Loans and (b) all interest accrued and unpaid thereon.

         "Parcelway Canada Subordination Agreement" means that certain Subordination Agreement dated May 31, 1995, among The Gray Line of Victoria Ltd., Parcelway Canada, Bank of Montreal and Air Canada relating to the subordination of certain debt of Parcelway Canada.

         "Payor" means as specified in Section 3.4.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "PBGF" means the Ontario Pension Benefits Guarantee Fund.

         "Pension Plan" means an employee pension benefit plan as defined in
Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Closing Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by any Borrower or any ERISA Affiliate for employees of any Borrower or any ERISA Affiliate.

         "Peril" means as specified in Section 8.5(a).

         "Permit" means any permit, certificate, approval, order, license or other authorization.

         "Permitted Holders" means (a) the officers and directors of Dynamex and its Subsidiaries as of the Closing Date, (b) Cypress, the officers, directors, employees and shareholders of the general partner of Cypress as of the Closing Date and the limited partners of Cypress as of the Closing Date (and their permitted assigns under Cypress' partnership agreement), (c) all other individuals who own Dynamex Common Stock on the Closing Date, and (d) any spouse, parent, sibling, child or grandchild of any of the aforesaid individuals (in each case, whether such relationship arises from birth, adoption or through marriage) or any trust established for the benefit of any such individuals or any spouse, parent, sibling, child or grandchild of any such individuals (in each case whether such relationship arises from birth, adoption or through marriage).

         "Permitted Liens" means:

                 (a)      Liens disclosed on Schedule 1.1(a) hereto;

                 (b) Liens securing the Obligations in favor of the Agent (for the benefit of the Agent and the Lenders) pursuant to the Loan Documents;

                 (c) Encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or, as to the real Property referred to in clause (ii) below only, imperfections to title that (i) as to any Mortgaged Property, do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of Dynamex or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use, and (ii) as to any real Property other than Mortgaged Property, were entered into in the ordinary course of business and could not have a Material Adverse Effect;

                 (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                 (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith and for which adequate reserves have been established;

                 (f) Liens resulting from good faith deposits to secure payment of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) or leases, all in the ordinary course of business;

                 (g) Purchase-money Liens on any Property hereafter acquired or the assumption after the Closing Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after the Closing Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

                          (i) any Property subject to the foregoing is acquired by Dynamex or any of its Subsidiaries in the ordinary course of its respective business and the Lien on the Property attaches concurrently or within 90 days after the acquisition thereof;

                          (ii) the Debt secured by any Lien so created, assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby;

                          (iii) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and

                          (iv) the Debt secured by all such Liens shall not exceed $250,000 at any time outstanding in the aggregate; and

                 (h) Any extension, renewal or replacement of any of the foregoing, provided that Liens permitted hereunder shall not be extended or spread to cover any additional indebtedness or Property;

provided, however, that (A) none of the Permitted Liens (except those in favor of the Agent) may attach or relate to the Capital Stock of or any other ownership interest in Dynamex or any of its Subsidiaries and (B) none of the Permitted Liens referred to in clause (a) preceding may have a priority equal or prior to the Liens in favor of the Agent as security for the Obligations.

         "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, Governmental Authority or other entity.

         "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

         "Prime Rate" means, at any time, the rate of interest per annum then most recently established by NationsBank as its highest commercial prime rate then in effect, which rate may not be the lowest rate of interest charged by NationsBank to its commercial borrowers. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect without notice to the applicable Borrower or Borrowers at the time of such change in the Prime Rate.

         "Prime Rate Loans" means Loans that bear interest at rates based upon the Prime Rate.

         "Principal Office" means the principal office of the Agent in Dallas, Texas, presently located at 901 Main Street, 7th Floor, Dallas, Texas 75202.

         "Prior Acquisitions" means the following prior acquisitions by Dynamex or a Subsidiary of Dynamex: (a) the acquisition by Parcelway Canada of assets of Rainbow Couriers Ltd. and Demand Dispatch Services Ltd. from Gray Line of Victoria Ltd. during May 1994, (b) the acquisition by Parcelway Courier of assets of Big Apple Courier Service of Tuscon, Arizona during January 1993, (c) the acquisition by Parcelway Courier of assets of RAD Delivery and Messenger Service of Phoenix Arizona during April 1993, (d) the acquisition by Parcelway Courier of assets of DLC Consulting Group of Phoenix, Arizona during June 1993,
(e) the acquisition by Parcelway International of the assets of Quick Delivery Corp. of Phoenix, Arizona during January 1994, (f) the acquisition by Parcelway Illinois of the assets of Minutemen Messenger Service Incorporated during February 1994, and (g) the acquisition by Parcelway III of the assets of Advanced Messenger Service Inc. during April 1994.

         "Prior Acquisition Documents" means all agreements, documents or instruments evidencing or governing any Prior Acquisition.

         "Pro Formas" means the unaudited consolidated balance sheets of Dynamex and its consolidated Subsidiaries dated as of the Funding Date after giving effect to the Related Transactions, including, without limitation, the Mayne Nickless Acquisition and the issuance of the Air Canada Subordinated Debt and the Shareholders Subordinated Debt, which Pro Formas are attached hereto as
Schedule 1.1(b).

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Projections" means Dynamex's forecasted consolidated (a) balance sheets, (b) income statements, and (c) cash flow statements, together with appropriate supporting details and a statement of underlying assumptions, prepared on or about the Funding Date (i) after giving effect to the Related Transactions, including, without limitation, the Mayne Nickless Acquisition and the issuance of the Air Canada Subordinated Debt and the Shareholders Subordinated Debt, which Projections are attached hereto as Schedule 1.1(c).

         "Property" means property of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

         "Public Offering" means a public offering of Dynamex Common Stock or any other Capital Stock of Dynamex.

         "Quarterly Date" means the last day of each March, June, September and December of each year, the first of which shall be March 31, 1996.

         "Receivables" means, as at any date of determination thereof, each and every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of Dynamex or any of its Subsidiaries in respect of Inventory sold and shipped or services rendered by Dynamex or any of its Subsidiaries.

         "Reference Lender" means NationsBank.

         "Register" means as specified in Section 13.8(d).

         "Registration Rights Agreements" means (a) that certain Registration Rights Agreement dated as of November 16, 1993, among Dynamex, Cypress, McFarland, Grossman & Company, Inc. and George M. Siegel, as amended by Amendment No. 1 to Registration Rights Agreement dated as of May 31, 1995, (b) that certain Registration Rights Agreement dated as of May 31, 1995, among Dynamex, Preferred Risk Life Insurance Co., Preferred Risk Mutual Insurance Co. and Richard K. McClelland, and (c) that certain Tag Along Rights Agreement dated as of May 31, 1995, among Dynamex, Preferred Risk Life Insurance Company, Preferred Risk Mutual Insurance Co. and Cypress, and any and all amendments, modifications, supplements, renewals, extensions or restatements any of the foregoing.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         "Regulatory Change" means, with respect to any Lender, any change after the Closing Date in any U.S. federal or state, Canadian federal or provincial or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any U.S. federal or state, Canadian federal or provincial or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Related Transactions" means, collectively, (a) the Acquisitions, (b) the execution and delivery of the Related Transactions Documents, (c) the issuance and funding of the Air Canada Subordinated Debt and the Shareholders Subordinated Debt, (d) the issuances and fundings of the equity investments in the Capital Stock of Dynamex or any of its Subsidiaries and the contributions by Dynamex or any of its Subsidiaries of such equity investments or the proceeds thereof to any Subsidiary of Dynamex, (e) the incorporation, establishment and organization of the Subsidiaries of Dynamex, and (f) the payment of all fees, costs and expenses associated with the foregoing.

         "Related Transactions Documents" means the Acquisition Documents, the Subordinated Debt Documents, the Dynamex Equity Documents and all other agreements, documents and instruments executed and/or delivered pursuant to or in connection with any of the foregoing.

         "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, discharge, disposal, disbursement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

         "Remedial Action" means all actions required to (a) cleanup, remove, respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Required Lenders" means, at any date of determination, Lenders having in the aggregate at least 66 2/3% (in Dollar amount as to any one or more of the following) of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans) plus the aggregate outstanding principal amount of the Term Loans.

         "Required Payment" means as specified in Section 3.4.

         "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

         "Responsible Officer" means, as to any Loan Party, the chief financial officer, chief operating officer or chief executive officer of such Person.

         "Restricted Payment" means (a) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of Dynamex or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of Dynamex or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any Subordinated Debt; (d) any loan, advance or payment (pursuant to a tax sharing agreement or otherwise) to Dynamex or to any officer, director or shareholder of Dynamex or any of its Subsidiaries, exclusive of reasonable compensation paid to officers or directors paid in the ordinary course of business and exclusive of consulting fees paid to George M. Siegel; and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of Dynamex or any of its Subsidiaries now or hereafter outstanding.

         "Revolving Credit Loans" means as specified in Section 2.1(a).

         "Revolving Credit Loans Borrowers" means Dynamex, Dynamex East, Dynamex West, Parcelway Courier, Parcelway International, Parcelway Illinois and Parcelway III.

         "Revolving Credit Loans Commitment" means, as to any Lender, the obligation of such Lender to make or continue Revolving Credit Loans hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Revolving Credit Loans Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount of the "Revolving Credit Loans Commitment" set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Revolving Credit Loans Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Revolving Credit Loans Commitments is $2,500,000.

         "Revolving Credit Loans Notes" means the promissory notes jointly and severally made by the Revolving Credit Loans Borrowers evidencing the Revolving Credit Loans, in the form of Exhibit C hereto.

         "Revolving Credit Loans Maturity Date" means May 30, 1997.

         "Security Agreements" means security agreements, pledge agreements, securities pledge agreements, debenture pledge agreements, hypothecs, bank act security documents, and other agreements, documents or instruments evidencing or creating a Lien as security for the

Obligations or any portion thereof in form and substance satisfactory to the Agent executed by Dynamex and each of its Subsidiaries and any other Loan Party (one executed by each such Loan Party), dated the Closing Date or the Funding Date, in favor of the Agent for the benefit of the Agent and the Lenders, and any such agreement, document or instrument executed pursuant to Section 5.3 hereof, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Security Documents" means the Guaranties, the Security Agreements and the Mortgages, as they may be amended, modified, supplemented, renewed, extended or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Loan Party in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

         "Senior Funded Debt" means, at any particular time, Funded Debt exclusive of the Air Canada Subordinated Debt, the Shareholders Subordinated Debt and any other Subordinated Debt approved by the Agent in accordance with
Section 9.1(d).

         "Shareholders Subordinated Debt" means the Debt evidenced or governed by the Shareholders Subordinated Debt Agreement or the Shareholders Subordinated Notes.

         "Shareholders Subordinated Debt Agreement" means that certain Securities Purchase Agreement dated as of December ___, 1995, by and among Dynamex, Cypress and James M. Hoak.

         "Shareholders Subordinated Notes" means (a) that certain Junior Subordinated Debenture dated December ___, 1995, in the original principal amount of $3,500,000 made by Dynamex payable to James M. Hoak and (b) that certain Junior Subordinated Debenture dated December ___, 1995, in the original principal amount of $1,000,000 made by Dynamex payable to Cypress, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements of any of the foregoing.

         "Siegel Consulting Agreement" means that certain Consulting Agreement dated as of July 19, 1995, between Dynamex (then known as Parcelway Systems Holding Corp.) and George M. Siegel.

         "Solvent" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subordinated Debt" means (a) the Air Canada Subordinated Debt, (b) the Shareholders Subordinated Debt, and (c) any and all other current or future Debt of Dynamex or any of its Subsidiaries which is subordinated to all or any portion of the Obligations.

         "Subordinated Debt Documents" means (a) the Air Canada Subordinated Note, (b) the Shareholders Subordinated Debt Agreement, (c) the Shareholders Subordinated Notes, and (d) any and all other agreements, documents and instruments now or hereafter evidencing or governing any Subordinated Debt.

         "Subordinated Notes" means (a) the Air Canada Subordinated Note, (b) the Shareholders Subordinated Notes, and (c) any and all amendments, modifications, supplements, renewals, extensions or restatements of such notes.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

         "Term Loans" means the Term Loans A and the Term Loans B.

         "Term Loans A" means as specified in Section 2.1(b).

         "Term Loans A Borrowers" means Dynamex, Dynamex East and Dynamex West.

         "Term Loans A Commitment" means, as to any Lender, the obligation of such Lender to make or continue Term Loans A hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans A Commitment", as the same may be terminated pursuant to

Section 11.2, and "Term Loans A Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Term Loans A Commitments is $8,000,000.

         "Term Loans A Lender" means, as of any date of determination, a Lender which has a Term Loans A Commitment.

         "Term Loans A Maturity Date" means December 31, 2000.

         "Term Loans A Notes" means the promissory notes jointly and severally made by the Term Loans A Borrowers evidencing the Term Loans A, in the form of Exhibit D hereto.

         "Term Loans B" means as specified in Section 2.1(c).

         "Term Loans B Commitment" means, as to any Lender, the obligations of such Lender to make or continue Term Loans B hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Loans B Commitment", as the same may be terminated pursuant to Section 11.2, and "Term Loans B Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Term Loans B Commitments is $6,000,000.

         "Term Loans B Maturity Date" means March 31, 2001.

         "Term Loans B Notes" means the promissory notes made by Parcelway Canada evidencing the Term Loans B, in the form of Exhibit E hereto.

         "Type" means any type of Loan (i.e., a Prime Rate Loan or Eurodollar
Loan).

         "UCC" means the Uniform Commercial Code as in effect in the State of Texas and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

         "Unified Cash Management System" means as specified in Section 8.14.

         "U.S." means the United States of America.

         "U.S. Excess Cash Flow" means Excess Cash Flow attributable to Dynamex and its Subsidiaries other than Parcelway Canada and its Subsidiaries.

         "U.S. Person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under any laws of the U.S. or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

         "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the U.S. or any taxing authority thereof.

         "Warrants" means (a) that certain Warrant dated December __, 1995, made by Dynamex to James M. Hoak and issued pursuant to the Shareholders Subordinated Debt Agreement, (b) that certain Warrant dated December __, 1995, made by Dynamex to Cypress and issued pursuant to the Shareholders Subordinated Debt Agreement, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements of any of the foregoing.

         "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

         Section 1.3      Accounting Terms and Determinations.

         (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP (subject to year end adjustments, if applicable) consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a). All financial information delivered to the Agent pursuant to Section 8.1 shall be prepared in accordance with GAAP (subject to year end adjustments, if applicable) applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements referred to in
Section 7.2(a) or in accordance with Section 8.7.

         (b) Dynamex shall deliver to the Agent and the Lenders, at the same time as the delivery of any annual, quarterly or monthly financial statement under Section 8.1, (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the next preceding annual, quarterly or monthly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) preceding and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

         (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement (including Article 10 hereof), neither Dynamex nor any of its Subsidiaries will change the last day of its fiscal year from July 31 or, if changed in contemplation of a Public Offering, December 31, or the last days of the first three fiscal quarters of Dynamex and its Subsidiaries in each of its fiscal years from that existing on the Closing Date or to reflect a change to a fiscal year ending December 31.

         (d) Unless other expressly provided herein to the contrary, all references herein to the Funding Date shall be deemed to mean and refer to the Funding Date after giving effect to the Mayne Nickless Acquisition and the Related Transactions which are to occur on such date.

         Section 1.4 Financial Covenants and Reporting. The financial covenants contained in Article 10 shall be calculated on a consolidated basis for Dynamex and its Subsidiaries (including, without limitation, Parcelway Canada and its Subsidiaries) in accordance with GAAP.

                                   ARTICLE 2

                                     Loans

         Section 2.1      Commitments.

         (a) Revolving Credit Loans. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.13(a)), each Lender severally agrees to make one or more revolving credit loans to the Revolving Credit Loans Borrowers from time to time from and including the Funding Date to but excluding the Revolving Credit Loans Maturity Date up to but not exceeding the amount of such Lender's Revolving Credit Loans Commitment as then in effect; provided, however, that the Outstanding Revolving Credit shall not at any time exceed the Borrowing Base. (Such revolving credit loans referred to in this Section 2.1(a) now or hereafter made by the Lenders to the Revolving Credit Loans Borrowers from and including and after the Funding Date are hereinafter collectively called the "Revolving Credit Loans".) Subject to the foregoing limitations and the other terms and conditions of this Agreement, the Revolving Credit Loans Borrowers may borrow, repay and reborrow the Revolving Credit Loans hereunder.

         (b) Term Loans A. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.13(a)), each Lender severally agrees to make a term loan to the Term Loans A Borrowers in a single disbursement on the Funding Date in an amount not to exceed its Term Loans A Commitment. (Such term loans referred to in this Section 2.1(b) made by the Lenders to the Term Loans A Borrowers on the Funding Date are hereinafter collectively called the "Term Loans A".) The Term Loans A Commitments shall terminate upon the making of the Term Loans A.

         (c) Term Loans B. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.13(a)), each Lender severally agrees to make a term loan to Parcelway Canada in a single disbursement on the Funding Date in an amount not to exceed its Term Loans B Commitment. (Such term loans referred to in this Section 2.1(c) made by the Lenders to Parcelway Canada on the Funding Date are hereinafter collectively called the "Term Loans B".) The Term Loans B Commitments shall terminate upon the making of the Term Loans B.

         (d) Continuation and Conversion of Loans. Subject to the terms and conditions of this Agreement, the applicable Borrower or Borrowers may borrow the Loans as Prime Rate Loans or Eurodollar Loans and, until the applicable Maturity Date, the applicable Borrower or Borrowers may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.

         (e) Lending Offices. Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

         Section 2.2 Notes. The Revolving Credit Loans made by each Lender shall be evidenced by a single promissory note of the Revolving Credit Loans Borrowers (jointly and severally made by each of such Borrowers) in substantially the form of Exhibit C hereto, dated the Funding Date, payable to the order of such Lender in a principal amount equal to its Revolving Credit Loans Commitment as originally in effect and otherwise duly completed. The Term Loans A made by each Lender shall be evidenced by a single promissory note of the Term Loans A Borrowers (jointly and severally made by each of such Borrowers) in substantially the form of Exhibit D hereto, dated the Funding Date, payable to the order of such Lender in a principal amount equal to its Term Loans A Commitment as originally in effect and otherwise duly completed. The Term Loans B made by each Lender shall be evidenced by a single promissory note of Parcelway Canada in substantially the form of Exhibit E hereto, dated the Funding Date, payable to the order of such Lender in a principal amount equal to its Term Loans B Commitment as originally in effect and otherwise duly completed. Each Lender is hereby authorized by the applicable Borrower or Borrowers to endorse on the schedule (or a continuation thereof) attached to each Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each Loan made by such Lender to the applicable Borrower or Borrowers and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the applicable Borrower or Borrowers under such Note or this Agreement in respect of such Loan.

         Section 2.3      Repayment of Loans.

         (a) Each of the Revolving Credit Loans Borrowers shall jointly and severally pay to the Agent for the account of each applicable Lender the outstanding principal of the Revolving Credit Loans (and the outstanding principal of the Revolving Credit Loans shall be due and payable) on the Revolving Credit Loans Maturity Date.

         (b) Each of the Term Loans A Borrowers shall jointly and severally pay to the Agent for the account of each applicable Lender the outstanding principal of the Term Loans A (and the outstanding principal of the Term Loans A shall be due and payable) in 20 installments, commencing on March 31, 1996 and continuing on each Quarterly Date thereafter through and including December 31, 2000, in the amount of $400,000 each. In addition, each of the Term Loans A Borrowers shall jointly and severally pay to the Agent for the account of each applicable Lender all outstanding principal of the Term Loans A (and all outstanding principal of the Term Loans A shall be due and payable) on the Term Loans A Maturity Date.

         (c) Parcelway Canada shall pay to the Agent for the account of each applicable Lender the outstanding principal of the Term Loans B (and the outstanding principal of the Term Loans B shall be due and payable) (i) in 20 installments, commencing on March 31, 1996 and continuing on each Quarterly Date thereafter through and including December 31, 2000, in the amount of $75,000 each, and (ii) in one installment due on March 31, 2001, in the amount of $4,500,000. In addition, Parcelway Canada shall pay to the Agent for the account of each applicable Lender all outstanding principal of the Term Loans B (and all outstanding principal of the Term Loans B shall be due and payable) on the Term Loans B Maturity Date.

         Section 2.4      Interest.

         (a) Interest Rate. The applicable Borrower or Borrowers shall pay to the Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender to such Borrower or Borrowers for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                 (i) during the periods such Loan is a Prime Rate Loan, the lesser of (A) the Prime Rate plus the Applicable Margin or (B) the Maximum Rate; and

                 (ii) during the periods such Loan is a Eurodollar Loan, the lesser of (A) the Eurodollar Rate plus the Applicable Margin or
         (B) the Maximum Rate.

         (b) Payment Dates. Accrued interest on the Loans shall be due and payable as follows:

                 (i)      in the case of Prime Rate Loans, on each Quarterly
         Date;

                 (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period;

                 (iii) upon the payment or prepayment of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

                 (iv)     on the Maturity Date for such Loan.

         (c) Default Interest. Notwithstanding the foregoing, the applicable Borrower or Borrowers shall pay to the Agent for the account of each Lender interest at the applicable Default Rate on any principal of any Loan made by such Lender to such Borrower or Borrowers and (to the fullest extent permitted by law) any other amount payable by the applicable Borrower or Borrowers under this Agreement or any other Loan Document to or for the account of such Lender, which is not paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand by the Agent. Notwithstanding the foregoing, however, Parcelway Canada shall not be obligated to pay any interest with respect to the Loans or other Obligations in excess of the rate specified herein applicable prior to a Default if and to the extent that such interest at the Default Rate is prohibited by applicable law.

         Section 2.5 Borrowing Procedure. Dynamex, with respect to the Revolving Credit Loans and the Term Loans A for and on behalf of the Revolving Credit Loans Borrowers and the Term Loans A Borrowers, respectively, and Parcelway Canada, with respect to the Term Loans B, shall give the Agent notice of each borrowing hereunder in accordance with Section 2.9. Not later than 11:00 a.m. (Dallas, Texas time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Agent, at the Principal Office, in immediately available funds, for the account of the applicable Borrower or Borrowers. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the applicable Borrower or Borrowers by wire transfer of immediately available funds to the applicable Deposit Account no later than 1:00 p.m.

         Section 2.6 Optional Prepayments, Conversions and Continuations of Loans. Subject to Section 2.7, the applicable Borrower or Borrowers shall have the right from time to time to prepay the Loans, to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans; provided that: (a) Dynamex, with respect to the Revolving Credit Loans and the Term Loans A for and on behalf of the Revolving Credit Loans Borrowers and the Term Loans A Borrowers, respectively, and Parcelway Canada, with respect to the Term Loans B, shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.9, (b) Eurodollar Loans may only be Converted on the last day of the Interest Period, (c) except for Conversions of Eurodollar Loans into Prime Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and (d) optional prepayments of the Term Loans A or the Term Loans B shall be applied to the unpaid principal amounts of the Term Loans B until such Term Loans B are paid in full and then to the unpaid principal amounts of the Term Loans A, and shall be applied to the then remaining installments of the Term Loans B or the Term Loans A, as required in this clause (d), in the inverse order of the maturities of such installments.

         Section 2.7      Mandatory Prepayments.

         (a) Excess Cash Flow. The Term Loans A Borrowers shall, on or before each Excess Cash Flow Prepayment Date, pay to the Agent, as a prepayment of the Term Loans A, an aggregate amount equal to 50% of U.S. Excess Cash Flow for the fiscal year of Dynamex then most recently ended, as reflected in the audited annual financial statements of Dynamex and its Subsidiaries for such fiscal year. Subject to Section 2.7(g), Parcelway Canada shall, on or before each Excess Cash Flow Prepayment Date, pay to the Agent, as a prepayment of the Term Loans B, an aggregate amount equal to 50% of Canadian Excess Cash Flow for the fiscal year of Dynamex then most recently ended, as reflected in the audited annual financial statements of Dynamex and its Subsidiaries for such fiscal year; provided, however, that if and to the extent that the application of any such payment (or portion thereof) to the Term Loans B would result in noncompliance with the Canadian Five Year Rule, such payment (or portion thereof) shall be applied to the Term Loans A and not to the Term Loans B. Concurrently with the making of any such payment referred to in this Section 2.7(a), Dynamex, with respect to the Term Loans A for and on behalf of the Term Loans A Borrowers, and Parcelway Canada, with respect to the Term Loans B, shall deliver to the Agent a certificate of a Responsible Officer of such Borrower or Borrowers demonstrating its or their calculation of the amount required to be paid.

         (b) Insurance Recovery. The Term Loans A Borrowers shall, within two Business Days after any of them or any of their Subsidiaries (other than Parcelway Canada and Parcelway PC) receives any Excess Insurance Proceeds, pay (or cause to be paid) to the Agent, as a prepayment of the Term Loans A, an aggregate amount equal to such Excess Insurance Proceeds. Subject to Section 2.7(g), Parcelway Canada shall, within two Business Days after it or any of its Subsidiaries receives any Excess Insurance Proceeds, pay (or cause to be paid) to the Agent, as a prepayment of the Term Loans B, an aggregate amount equal to such Excess Insurance Proceeds; provided, however, that if and to the extent that the application of any such payment (or portion thereof) to the Term Loans B would result in noncompliance with the Canadian Five Year Rule, such payment (or portion thereof) shall be applied to the Term Loans A and not to the Term Loans B.

         (c) Asset Dispositions. The Term Loans A Borrowers shall, within two Business Days after any of them or any of their Subsidiaries (other than Parcelway Canada and Parcelway BC) receives any Net Proceeds from an Asset Disposition, pay to the Agent, as a prepayment of the Term Loans A, an aggregate amount equal to 100% of the Net Proceeds from such Asset Disposition. Subject to Section 2.7(g), Parcelway Canada shall, within two Business Days after each day on which it or any of its Subsidiaries receives any Net Proceeds from an Asset Disposition, pay to the Agent, as a prepayment of the Term Loans B, an aggregate amount equal to 100% of the Net Proceeds from such Asset Disposition; provided, however, that if and to the extent that the application of any such payment (or portion thereof) to the Term Loans B would result in noncompliance with the Canadian Five Year Rule, such payment (or portion thereof) shall be applied to the Term Loans A and not to the Term Loans B. Notwithstanding the foregoing, no such prepayment will be required pursuant to this Section 2.7(c) (i) from the Net Proceeds from any single Asset Disposition of used equipment if such Net Proceeds are $100,000 or less (with respect to Dynamex and its Subsidiaries other than Parcelway Canada and Parcelway BC) or Cdn. $150,000 or less (with respect to Parcelway Canada or its Subsidiaries) and are fully re-invested in productive assets used in the ordinary course of the business of the Person making such Asset Disposition within 90 days of such Asset Disposition, (ii) from the Net Proceeds of any expropriation or condemnation of real Property if and to the extent that such Net Proceeds are, as a result of such expropriation or condemnation, re-invested in similar real Property or used to modify other then-existing real Property used in the ordinary course of the business of the Person whose real Property is affected thereby within 90 days of receipt of proceeds of such expropriation or condemnation or (iii) until the cumulative Net Proceeds from all Asset Dispositions (other than the Net Proceeds satisfying each of the requirements in clause (i) above) exceed $500,000 (with respect to Asset Dispositions by Dynamex and its Subsidiaries other than Parcelway Canada and Parcelway BC) or Cdn. $750,000 (with respect to Asset Dispositions by Parcelway Canada and its Subsidiaries), in which case a prepayment shall be made in the amount of the Net Proceeds from any specific Asset Disposition, or portion thereof, causing the limit to be exceeded.

         (d) Equity Issuances. The Term Loans A Borrowers and Parcelway Canada shall, on each day that Dynamex or any of its Subsidiaries receives any Net Proceeds in the form of cash or cash equivalents from or as a result of any Public Offering, pay to the Agent or cause to be paid to the Agent, as a prepayment of the Term Loans A or the Term Loans B, an amount of such Net Proceeds sufficient to cause the aggregate outstanding principal amount of the Term Loans to not exceed 50% of the aggregate principal amount of the Term Loans outstanding at the time of (but without giving effect to) such prepayment; provided, however, that if and to the extent that the application of any such payment (or portion thereof) to the Term Loans B would result in noncompliance with the Canadian Five Year Rule, such payment (or portion thereof) shall be applied to the Term Loans A and not to the Term Loans B.

         (e) Borrowing Base. If at any time the Outstanding Revolving Credit exceeds an amount equal to the lesser of (i) the Borrowing Base or (ii) the Revolving Credit Loans Commitments at such time, within one Business Day after the occurrence thereof the Revolving Credit Loans Borrowers shall jointly and severally pay to the Agent the amount of such excess as a prepayment of the Revolving Credit Loans.

         (f) Application of Mandatory Prepayments. All prepayments pursuant to subsections (a) through (d) preceding shall, as required by such subsections, be applied to the then remaining installments of principal of the Term Loans A or the Term Loans B, as required by such subsections, in the inverse order of the maturities of such installments. Notwithstanding anything to the contrary contained in this Section 2.7 but subject to Section 2.7(g), any prepayment required to be applied to the Term Loans A pursuant to the provisions of this Section 2.7 shall, if the Term Loans A shall have been paid in full, be applied to the Term Loans B, and any prepayment required to be applied to the Term Loans B pursuant to the provisions of this Section 2.7 shall, if the Term Loans B shall have been paid in full, be applied to the Term Loans A.

         (g) Canadian Five Year Rule. Notwithstanding anything to the contrary contained in this Agreement, Parcelway Canada shall not be obligated to make any prepayment of the principal of the Term Loans B if and to the extent that such prepayment would result in noncompliance with the Canadian Five Year Rule; provided, however, that the aggregate amount which would be required to be applied as a prepayment of the principal of the Term Loans B but for this Section 2.7(g) (i) shall be applied to the Term Loans A and not to the Term Loans B or (ii) if the Term Loans A have been paid in full or if such application to the Term Loans A pursuant to clause (i) immediately preceding would reasonably require the transfer of funds by Parcelway Canada to Dynamex or a Subsidiary of Dynamex organized under the laws of a state of the U.S. and would result in any material tax liability, shall be invested by Parcelway Canada in certificates of deposit or other cash equivalents acceptable to the Agent and shall be pledged to the Agent, for and on behalf of the Lenders, as security for the Obligations pursuant to a pledge or security agreement in form and substance satisfactory to the Agent.

         Section 2.8 Minimum Amounts. Except for Conversions and prepayments pursuant to Section 2.7 and Article 4, each borrowing, each Conversion and each prepayment of principal of the Loans shall be in an amount at least equal to $250,000 or an integral multiple of $100,000 in excess thereof (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period).

         Section 2.9 Certain Notices. Notices by the applicable Borrower or Borrowers to the Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 11:00 a.m. (Dallas, Texas, time) on the Business Day prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:


                                                                     Number of
              Notice                                             Business Days Prior
              ------                                             -------------------
Terminations or Reductions of Commitments                                 1

Borrowings of Revolving Credit Loans which are Prime Rate Loans           1

Borrowings of Revolving Credit Loans which are Eurodollar Loans           3

Borrowings of Term Loans which are Prime Rate Loans                       1

Borrowings of Term Loans which are Eurodollar Loans                       3

Conversions or Continuations of Loans                                     3

Prepayments of Revolving Credit Loans                                     1

Prepayments of Term Loans                                                 5

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.8 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Notices of borrowings, Conversions, Continuations or prepayments shall be in the form of Exhibit F hereto, appropriately completed as applicable. Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall promptly notify the Lenders of the contents of each such notice. In the event the applicable Borrower or Borrowers fail to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 2.9, such Loan (if outstanding as Eurodollar Loan) will be automatically Converted into a Prime Rate Loan on the last day of preceding Interest Period for such Loan or (if outstanding as a Prime Rate Loan) will remain as, or (if not then outstanding) will be made as, a Prime Rate Loan. The applicable Borrower or Borrowers may not borrow any Eurodollar

Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

         Section 2.10     Use of Proceeds.

         (a) Each of the Revolving Credit Loans Borrowers jointly and severally represents and warrants to the Agent and the Lenders that the proceeds of the Revolving Credit Loans to be made on and after the Funding Date shall be used by the Revolving Credit Loans Borrowers for working capital and general corporate purposes of the Revolving Credit Loans Borrowers in the ordinary course of business.

         (b) Each of the Term Loans A Borrowers jointly and severally represents and warrants to the Agent and the Lenders that the proceeds of the Term Loans A to be advanced on the Funding Date shall be used by the Term Loans A Borrowers to partially finance the acquisition of the assets to be acquired by Dynamex East and Dynamex West pursuant to the Mayne Nickless Acquisition, which assets are generally described on Schedule 2.10(b)(i) hereto, to pay transaction costs of Dynamex East and Dynamex West associated with the Mayne Nickless Acquisition and to pay in full the Debt of Dynamex and certain of its Subsidiaries described in Schedule 2.10(b)(ii) hereto; provided, however, that payment of the unsecured Debt of (i) Parcelway Illinois evidenced by that certain Non Negotiable Promissory Note dated February 14, 1994 in the original principal amount of $296,780.23 (having a current balance of approximately $206,058) made Parcelway Illinois payable to William P. Wecker and Sharon L. Wecker and (ii) Parcelway Courier owed to Wilsaac Group, Inc. in the approximate amount of $87,500, may be delayed until January 1996.

         (c) Parcelway Canada represents and warrants to the Agent and the Lenders that the proceeds of the Term Loans B to be advanced on the Funding Date shall be used by Parcelway Canada to partially finance its acquisition of the assets to be acquired by Parcelway Canada pursuant to the Mayne Nickless Acquisition, which assets are generally described in Schedule 2.10(c)(i) hereto, to pay transaction costs of Parcelway Canada associated with the Mayne Nickless Acquisition and to pay in full the Debt of Parcelway Canada described in Schedule 2.10(c)(ii) hereto.

         (d) None of the proceeds of any Loan have been or will be used to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System).

         Section 2.11     Fees.

         (a) The Revolving Credit Loans Borrowers jointly and severally agree to pay to the Agent for the account of each Lender a commitment fee on the daily average unused or unfunded amount of such Lender's Revolving Credit Loans Commitment, for the period from and including the Closing Date to and including the Revolving Credit Loans Maturity Date, at the rate of one-half of one percent (0.50%) per annum based on a 360 day year and the actual number of days elapsed, which accrued commitment fees shall be payable in arrears on each Quarterly Date and on the Revolving Credit Loans Maturity Date.

         (b) Dynamex agrees to pay to the Agent such additional fees as are specified in the Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein.

         Section 2.12 Computations. Interest and fees payable by the applicable Borrower or Borrowers hereunder and under the other Loan Documents on all Loans shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest, such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section 2.13     Termination or Reduction of Commitments.

         (a) Notwithstanding anything to the contrary contained in this Agreement, each of the Revolving Credit Loans Commitments, the Term Loans A Commitments and the Term Loans B Commitments shall automatically terminate at 2:00 p.m. (Dallas, Texas time) on December 31, 1995, if the Term Loans A and the Term Loans B have not been funded by such time.

         (b) The Revolving Credit Loans Borrowers shall have the right to terminate or reduce in part the unused portion of the Revolving Credit Loans Commitments at any time and from time to time, provided that (a) Dynamex, for and on behalf of the Revolving Credit Loans Borrowers, shall give notice of each such termination or reduction as provided in Section 2.9 and (b) each partial reduction shall be in an aggregate amount at least equal to $500,000 or an integral multiple of $100,000 in excess thereof. The Revolving Credit Loans Commitments may not be reinstated after they have been terminated or increased after they have been reduced.

                                   ARTICLE 3

                                    Payments

         Section 3.1 Method of Payment. All payments of principal, interest, fees and other amounts to be made by the applicable Borrower or Borrowers under this Agreement and the other Loan Documents shall be made to the Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 11:00 a.m. (Dallas, Texas time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The applicable Borrower or Borrowers shall, at the time of making each such payment, specify to the Agent the sums payable by such Borrower or Borrowers under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the applicable Borrower or Borrowers fail to so specify, or if an Event of Default has occurred and is continuing, the

Agent may apply such payment to the Obligations in such order and manner as the Agent may elect, subject to Section 3.2). Upon the occurrence and during the continuation of an Event of Default, all proceeds of any Collateral, all funds from time to time on deposit in any Concentration Account or any collection account referred to in Section 6.1(dd) or 8.14 and all other funds of any Borrower or Guarantor in the possession of the Agent or any Lender, may be applied by the Agent to the Obligations in such order and manner as the Agent may elect, subject to Section 3.2. Notwithstanding the foregoing, however, if an Event of Default has occurred and is continuing, the Agent and the Lenders agree among themselves that all such payments, proceeds and funds shall be applied pro rata to the outstanding principal amount of the Loans (based upon (a) the outstanding principal amount of the Revolving Credit Loans, (b) the outstanding principal amount of the Term Loans A and (c) the outstanding principal amount of the Term Loans B, as a percentage of the sum of the aggregate outstanding principal amount of all of the Loans). Each payment received by the Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) each Loan shall be made by the Lenders under
Section 2.1, each payment of commitment fees under Section 2.11(a) shall be made for the account of the Lenders, and each termination or reduction of the Commitments under Section 2.13 shall be applied to the appropriate Commitments of the Lenders, pro rata according to the respective unused Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4) shall be made pro rata among the Lenders holding Loans of such Type according to the amounts of their respective appropriate Commitments; (c) each payment and prepayment by the applicable Borrower or Borrowers of principal of or interest on Loans of a particular Type shall be made to the Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; and (d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders.

         Section 3.3 Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time, as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of any Borrower.

         Section 3.4 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Lender or the applicable Borrower or Borrowers (the "Payor") prior to the date on which such Lender is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the applicable Borrower or Borrowers are to make a payment to the Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

         Section 3.5 Withholding Taxes. (a) All payments by any Borrower of principal of and interest on the Loans and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without deduction by reason of, any present or future taxes, levies, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority (other than taxes on the overall net income of any Lender). If any such taxes, levies, duties, imposts, assessments or other charges are so levied or imposed, each appropriate Borrower (as applicable depending upon which Borrower was obligated with respect to the original payment) will (i) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any such present or future taxes, levies, duties, imposts, assessments or other charges (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that no Borrower shall have any obligation to pay such additional amounts to any Lender to the extent that such taxes, levies, duties, imposts, assessments or other charges are levied or imposed by reason of the failure of such Lender to comply with the provisions of Section 3.6), (ii) make such withholding or deduction and (iii) remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, each Borrower will, upon written request of any Lender, reimburse each such Lender for the amount of (A) such taxes, levies, duties, imports, assessments or other charges so levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by such Borrower under or with respect to the Loans other than such taxes, levies, duties, imports, assessments and other charges previously withheld or deducted by such Borrower which have previously resulted in the payment of the required additional amount to the Lender, and (B) such taxes, levies, duties, assessments and other charges so levied or imposed with respect to any Lender reimbursement under the foregoing clause (A), so that the net amount received by such Lender (net of payments made under or with respect to the Loans) after such reimbursement will not be less than the net amount the Lender would have received if such taxes, levies, duties, assessments and other charges on such reimbursement had not been levied or imposed. Each Borrower shall furnish promptly to the Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.

         (b) Each Borrower will indemnify the Agent and each Lender (without duplication) against, and reimburse the Agent and each Lender for, all present and future taxes, levies, duties, imposts, assessments or other charges (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on the overall net income of the Agent or such Lender or any lending office of the Agent or such Lender by any jurisdiction in which the Agent or such Lender or any such lending office is located, on or in respect of this Agreement, any of the Loan Documents or the Obligations or any portion thereof (the "reimbursable taxes"). Any such indemnification shall be on an after-tax basis, taking into account any such reimbursable taxes imposed on the amounts paid as indemnity.

         Section 3.6 Withholding Tax Exemption. Each Lender that is not incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Closing Date or the date upon which it becomes a party to this Agreement and if it is legally able to do so, deliver to Dynamex, for and on behalf of the Borrowers, and the Agent two duly completed copies of U.S. Internal Revenue Service Form 1001, 4224 or W-8, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrowers under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form 1001, 4224 or W-8 further undertakes to deliver to Dynamex, for and on behalf of the Borrowers, and the Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by any Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments from the Borrowers under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Dynamex, for and on behalf of the Borrowers, and the Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

                                   ARTICLE 4

                        Yield Protection and Illegality

         Section 4.1      Additional Costs.

         (a) The applicable Borrower or Borrowers shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any of such Loans, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                 (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                 (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof, but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar Rate); or

                 (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

Each Lender will notify Dynamex, with respect to the Revolving Credit Loans and the Term Loans A for and on behalf of the Revolving Credit Loans Borrowers and the Term Loans A Borrowers, respectively, and Parcelway Canada, with respect to the Term Loans B (with a copy to the Agent) of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this
Section 4.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by Dynamex or Parcelway Canada, as applicable) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish Dynamex or Parcelway Canada, as applicable, with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this Section 4.1(a). If any Lender requests compensation from a Borrower under this Section 4.1(a), Dynamex or Parcelway, as applicable, may, by notice to such Lender

(with a copy to the Agent), suspend the obligation of such Lender to make or Continue making, or Convert Prime Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

(b) Without limiting the effect of the foregoing provisions of this Section 4.1, in the event that, by reason of any Regulatory Change, any Lender either
(i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to Dynamex or Parcelway Canada, as applicable (with a copy to the Agent), the obligation of such Lender to make or Continue making, or Convert Prime Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

         (c) Determinations and allocations by any Lender for purposes of this Section 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans or Bankers' Acceptances, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis.

         Section 4.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

                 (a) The Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

                 (b) Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Agent shall give Dynamex or Parcelway Canada, as applicable, prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert Prime Rate Loans into Eurodollar Loans and the applicable Borrower or Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Prime Rate Loans in accordance with the terms of this Agreement.

         Section 4.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans or (b) maintain Eurodollar Loans, then such Lender shall promptly notify Dynamex, with respect to the Revolving Credit Loans and the Term Loans A for and on behalf of the Revolving Credit Loans Borrowers and the Term Loans A Borrowers, respectively, and Parcelway Canada, with respect to the Term Loans B (with a copy to the Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Prime Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).

         Section 4.4 Treatment of Affected Loans. If the obligation of any Lender to make or Continue, or to Convert Prime Rate Loans into, Eurodollar Loans is suspended pursuant to Section 4.1 or 4.3 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Prime Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 4.1(b) or 4.3 hereof, on such earlier date as such Lender may specify to Dynamex or Parcelway Canada, as applicable, with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to such Conversion no longer exist:

                 (a) To the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Prime Rate Loans; and

                 (b) All Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Prime Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Prime Rate Loans.

If such Lender gives notice to Dynamex or Parcelway Canada, as applicable (with a copy to the Agent) that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Prime Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

         Section 4.5 Compensation. The applicable Borrower or Borrowers shall pay to the Agent for the account of each Lender, promptly upon the request of such Lender through the

Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

                 (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 11.2) on a date other than the last day of an Interest Period for such Loan; or

                 (b) Any failure by any Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

         Section 4.6 Capital Adequacy. If, after the Closing Date, any Lender shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Agent), the applicable Borrower or Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this
Section 4.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

         Section 4.7 Additional Interest on Eurodollar Loans. The applicable Borrower or Borrowers shall pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to such Eurodollar Loan. Each payment of additional interest pursuant to this Section 4.7 shall be payable by the applicable Borrower or Borrowers on each date upon which interest is payable on such Eurodollar Loan pursuant to Section 2.4(b); provided, however, that the applicable Borrower or Borrowers shall not be obligated to make any such payment of additional interest until the first Business Day after the date when such Borrower or Borrowers have been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time the applicable Borrower or Borrowers shall be obligated to make all such payments of additional interest, including, without limitation, such payment of additional interest that otherwise would have been payable by such Borrower or Borrowers on or prior to such time had such Borrower or Borrowers been earlier informed).

                                   ARTICLE 5

                                    Security

         Section 5.1 Collateral. To secure the full and complete payment and performance of the Obligations, each of the Borrowers shall, and shall cause Dynamex and each of its Subsidiaries to, on or before the Funding Date, grant to the Agent for the benefit of the Agent and the Lenders a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) on all of its right, title and interest in and to the following Property, whether now owned or hereafter acquired, pursuant to the Security
Documents:

                 (a) the Warrant issued to Cypress and all Capital Stock of Dynamex and each of the Subsidiaries of Dynamex (including, without limitation, Parcelway BC) owned as of the Funding Date or thereafter acquired by any shareholder of Dynamex, Dynamex or any Subsidiary of Dynamex; provided, however, that (i) the Capital Stock of Dynamex required to be pledged pursuant to this clause (a) shall not exceed the greater of (A) all Capital Stock of Dynamex now or hereafter owned by Cypress or (B) at least 70% of the total number of shares of each class of Capital Stock of Dynamex at any time issued and outstanding, and (ii) in the event that a Public Offering of Capital Stock of Dynamex has been consummated which results in gross proceeds of $20,000,000 or more and, as a result thereof, the principal amount of the Term Loans has been prepaid with certain of the proceeds thereof such that aggregate outstanding principal amount of the Term Loans does not exceed $7,000,000 and no Default then exists, then none of the Capital Stock of Dynamex shall be required to be pledged as security for the Obligations;

                 (b) all other Property of Dynamex and each of the Subsidiaries owned as of the Funding Date or thereafter acquired, including, without limitation, all accounts (including, without limitation, Receivables), inventory (including, without limitation, Inventory), equipment, furniture, fixtures, contract rights, general intangibles, instruments, investment property, chattel paper, Permits, Intellectual Property and intercompany Debt, but excluding immaterial leases (provided, however, that the Agent's Lien on certificated vehicles shall not be required to be perfected unless and until the Agent so requests).

If required by the Agent, the pledge of the Capital Stock of Parcelway Canada and Parcelway BC shall be appropriately registered in the share registry of Parcelway Canada and Parcelway BC, respectively.

         Section 5.2 Guaranties. Dynamex and each Subsidiary of Dynamex in existence on the Funding Date (before and after giving effect to the Mayne Nickless Acquisition) shall guarantee the payment and performance of the Obligations pursuant to the applicable Guaranty.

         Section 5.3 New Subsidiaries; New Issuances of Capital Stock. Contemporaneously with the creation or acquisition of any Subsidiary of Dynamex after the Funding Date, each of the Borrowers shall, and shall cause Dynamex and each of its Subsidiaries to:

                 (a) grant or cause to be granted to the Agent, for the benefit of the Agent and the Lenders, a perfected, first priority security interest in all Capital Stock or other ownership interests in or indebtedness of such Subsidiary owned by Dynamex or any Subsidiary of Dynamex (to the extent such Capital Stock or other ownership interests or indebtedness are already not so pledged to the Agent);

                 (b) cause each such Subsidiary to guarantee the payment and performance of the Obligations by executing and delivering to the Agent an appropriate Guaranty; and

                 (c) cause each such Subsidiary to execute and deliver to the Agent an appropriate Security Agreement and such other Security Documents as the Agent may reasonably request to grant the Agent, for the benefit of the Agent and the Lenders, a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) on all Property of such Subsidiary, excluding immaterial leases (provided, however, that the Agent's Lien on certificated vehicles shall not be required to be perfected unless and until the Agent so requests).

Contemporaneously with the issuance of any additional Capital Stock of Dynamex or any of the Subsidiaries of Dynamex after the Funding Date, each of the Borrowers shall, and shall cause the shareholders of Dynamex, Dynamex and each of its Subsidiaries and other appropriate Persons (as applicable) to, grant or cause to be granted to the Agent, for the benefit of the Agent and the Lenders, a perfected, first priority security interest in all Capital Stock or other ownership interests in Dynamex or such Subsidiary owned by any shareholder of Dynamex, any shareholder of any Subsidiary of Dynamex, Dynamex or any Subsidiary of Dynamex (to the extent such Capital Stock or other ownership interests are already not so pledged to the Agent); provided, however, that the Capital Stock of Dynamex shall be required to be pledged as security for the Obligations only to the extent referred to in Section 5.1(a).

         Section 5.4 New Mortgaged Properties. Each of the Borrowers shall, and shall cause Dynamex and each of its Subsidiaries to, contemporaneously with (i) the acquisition of any fee real Property or (ii) the execution of any lease of real Property where Inventory of Dynamex or any of its Subsidiaries in excess of $100,000 is or will be located or covering any plant or storage site, execute, acknowledge and deliver to the Agent a Mortgage or an amendment or modification to an existing Mortgage covering (A) all fee real Property acquired by Dynamex or any of such Subsidiaries subsequent to the Closing Date and (B) all of Dynamex's or any of such Subsidiaries' rights and interests as lessee, in, to and under each such real estate lease entered into subsequent to the Closing Date, together with evidence reasonably satisfactory to the Agent and its counsel, including, without limitation, if requested by the Agent, a commitment for a mortgagee policy of title insurance or a title opinion in favor of the Agent, in form and substance reasonably satisfactory to the Agent, that the Mortgage creates a valid, first priority Lien on the fee estate or leasehold estate, as the case may be, in favor of the Agent for the benefit of the Agent and the Lenders (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent), together with appraisals and surveys if requested by the Agent; provided, however, that, with respect to the acquisition of any fee real Property having a fair market value of less than $100,000, Dynamex and such Subsidiaries shall not be required to execute, acknowledge or deliver such documents unless or until fee real Property or Properties having an aggregate fair market value of $100,000 or more would be covered by any such new Mortgage or amendment or modification to an existing Mortgage. Following the date of each such acquisition of Property, if requested by the Agent, each of the Borrowers shall, and shall cause each of its Subsidiaries with an interest in such Properties to, (i) deliver or cause to be delivered to the Agent, a mortgagee policy of title insurance insuring the Liens of the Mortgage covering such fee real Property in an amount reasonably satisfactory to the Agent on standard form policies (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) or, with respect to such Properties located in Canada, title opinions in form and substance reasonably satisfactory to the Agent issued by law firms reasonably satisfactory to the Agent and (ii) provide the Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Agent. In addition, with respect to each such leasehold estate, each of the Borrowers shall, and shall cause Dynamex and each of its Subsidiaries to, use its best efforts to obtain either (A) waivers of landlord's Liens from each lessor or
(B) landlord agreements from each lessor, in form and substance reasonably satisfactory to the Agent.

         Section 5.5 Release of Collateral. Upon (a) any sale, transfer or other disposition of Collateral that is expressly permitted under Section
9.8 and upon five Business Days prior written request by the Borrower that owns such Collateral or (b) the consummation of a Public Offering of Capital Stock of Dynamex that meets each of the requirements set forth in clause (ii) of the proviso set forth in Section 5.1(a), the Agent shall execute at such Borrower's expense such documents as may be necessary to evidence the release by the Agent of (i) its Liens on such Collateral being sold, transferred or otherwise disposed of or (ii) its Liens on the Capital Stock of Dynamex, respectively; provided, however, that (A) the Agent shall not be required to release any Lien on any Collateral if a Default shall have occurred and be continuing, (B) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation not reimbursed by the Borrowers or entail any consequences other than the release of such Lien without recourse or warranty, and (C) such release shall not in any manner discharge, affect or impair any of the Obligations or any of the Agent's Liens on any Collateral retained by Dynamex or any of its Subsidiaries, including, without limitation, its Liens on the proceeds of any such sale, transfer or other disposition.

         Section 5.6 Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to the applicable Borrower or Borrowers or any other Person (any such notice being hereby expressly waived by the Borrowers), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the applicable Borrower or Borrowers against any and all of the Obligations of the applicable Borrower or Borrowers now or hereafter existing under this Agreement, any of such Lender's Notes or any other Loan Document, irrespective of whether or not the Agent or such Lender shall have made any demand under this Agreement, any of such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify Dynamex, with respect to the Revolving Credit Loans and the Term Loans A for and on behalf of the Revolving Credit Loans Borrowers and the Term Loans A Borrowers, respectively, and Parcelway Canada, with respect to the Term Loans B (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

                                   ARTICLE 6

                              Conditions Precedent

         Section 6.1 Initial Extension of Credit. The obligation of each Lender to make its initial Loan under this Agreement is subject to the conditions precedent that the Agent shall have received, on or before the Funding Date, all of the following in form and substance satisfactory to the Agent and, in the case of actions to be taken, evidence that the following required actions have been taken to the satisfaction of the Agent:

                 (a) Resolutions. Resolutions of the Board of Directors of each Loan Party certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by such Loan Party of the Loan Documents and Related Transactions Documents to which it is or is to be a party;

                 (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Loan Party certifying the name of each officer or other representative of such Loan Party (i) who is authorized to sign the Loan Documents to which such Loan Party is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

                 (c) Articles or Certificates of Incorporation, etc. The articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other applicable constitutional document of each Loan Party certified by the Secretary of State or other applicable Governmental Authority of the state, province or other jurisdiction of incorporation or organization of such Loan Party and dated as of a Current Date;

                 (d) Bylaws. The bylaws of each Loan Party certified by the Secretary or an Assistant Secretary of such Loan Party;

                 (e) Governmental Certificates. Certificates of appropriate officials as to the existence and good standing, status or compliance, as applicable, of each Loan Party in their respective jurisdictions of incorporation or organization and any and all jurisdictions where such Loan Party is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a Current Date;

                 (f) Revolving Credit Loans Notes. The Revolving Credit Loans Notes duly completed and executed by each of the Revolving Credit Loans Borrowers;

                 (g) Term Loans A Notes. The Term Loans A Notes duly completed and executed by each of the Term Loans A Borrowers;

                 (h) Term Loans B Notes. The Term Loans B Notes duly completed and executed by Parcelway Canada;

                 (i) Guaranties. A Guaranty executed by Dynamex and each of its Subsidiaries;

                 (j) Security Agreements. A Security Agreement executed by Dynamex and each of its Subsidiaries;

                 (k) Insurance Policies. Copies of all insurance policies required by this Agreement and the other Loan Documents, together with loss payable endorsements naming the Agent as loss payee under all such casualty insurance policies and the Agent as an additional insured party under all such liability policies;

                 (l) Stock Certificates; Intercompany Notes. The Warrant issued to Cypress, the stock certificates representing all of the issued and outstanding Capital Stock of Dynamex owned by Cypress or otherwise required to be pledged pursuant to Section 5.1 and the stock certificates representing all of the issued and outstanding Capital Stock of each of the Subsidiaries of Dynamex, in each case accompanied by appropriate instruments of transfer or stock powers signed in blank (as appropriate) and all promissory notes evidencing any intercompany Debt between or among Dynamex and any of its Subsidiaries accompanied by appropriate endorsements thereto executed by the holder(s) of such promissory notes to and in favor of the Agent;

                 (m) Financing Statements. Financing statements and all other requisite filing documents executed by the Loan Parties necessary to perfect the Liens created pursuant to the Security Documents;

                 (n) Payment of Certain Debt; Lien Releases. Payment in full of the Debt of Dynamex and certain of its Subsidiaries identified on Schedules 2.10(b)(ii) and 2.10(c)(ii) with the Proceeds of the initial Loans (except for certain Debt of Parcelway Illinois and Parcelway Courier, the payment of which may be delayed until January 1996 as provided in Section 2.10(b)), termination of the Parcelway Canada Subordination Agreement, termination of the Bank of Montreal Credit Agreement and duly executed releases of Debt, releases of guaranties and releases or assignments of Liens and UCC-3 financing statements in recordable form, as may be necessary to reflect that the Liens created by the Security Documents are first priority Liens (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent);

                 (o) Landlord and Mortgagee Waivers. Agreements of such of the landlords and their lenders relating to the leased real Properties owned by Dynamex and its Subsidiaries as the Agent may require in form and substance reasonably satisfactory to the Agent;

                 (p) Lien Searches. Lien searches in the names of the shareholders of Dynamex, Dynamex and each of its Subsidiaries (and in all names under which each such Person has done business within the last five years and in all names of Persons who previously owned any of the material Properties constituting Collateral as the Agent may require) in each state or province where each such Person maintains an office or has Property, showing no financing statements or other Lien instruments of record except for Permitted Liens (and Liens released in accordance with Section 6.1(n));

                 (q) Leases. Copies of all leases (and all amendments and supplements thereto) pursuant to which Dynamex or any of its Subsidiaries leases real Properties;

                 (r) Solvency Certificate; Contribution Agreement. A certificate executed by a Responsible Officer of Dynamex (with respect to Dynamex and its Subsidiaries other than Parcelway Canada and Parcelway BC) and Parcelway Canada (with respect to Parcelway Canada and its Subsidiaries) demonstrating that, concurrently with and after giving effect to the Loans and the Related Transactions, each of Dynamex and each of its Subsidiaries is Solvent on a consolidated and consolidating basis; and contribution agreements between and among Dynamex and its Subsidiaries to evidence applicable rights of contribution;

                 (s) Related Transactions Documents. Copies of all agreements, documents and instruments received or delivered by any of the Loan Parties in connection with the Related Transactions, including, without limitation, the Acquisition Documents, the Dynamex Equity Documents and the Subordinated Debt Documents, certified by a

         Responsible Officer of Dynamex as being true and correct copies of such documents as of the Funding Date;

                 (t) Capital Structure. The following shall have occurred on or before the Funding Date to the satisfaction of the Agent:

                          (i) the repayment by Parcelway Canada of Cdn. $3,225,000 of the principal of the Original Air Canada Subordinated Debt and all interest accrued thereon to the date of such repayment, the conversion of the remaining Cdn. $3,225,000 of principal of the Original Air Canada Subordinated Debt to Air Canada Subordinated Debt owed solely by Dynamex containing terms and provisions acceptable to the Agent, which converted Subordinated Debt shall not be payable as to principal until at least 180 days after the Term Loans B Maturity Date;

                          (ii) the issuance by Dynamex of Shareholders Subordinated Debt in the principal amount of $4,500,000 containing subordination and other terms and provisions acceptable to the Agent, which Shareholders Subordinated Debt shall not be payable as to principal until at least 90 days after the Term Loans B Maturity Date and which issuance shall provide $4,500,000 of cash proceeds to Dynamex; and

                          (iii) the advance to Parcelway Canada by Dynamex, in the form of an intercompany loan, of cash proceeds from such issuance of Shareholders Subordinated Debt in an aggregate amount equal to approximately $1,100,000;

                 (u) Consummation of Related Transactions. The Related Transactions Documents and all agreements, documents and instruments executed in connection therewith (i) shall be binding and enforceable against the parties thereto in accordance with their terms and (ii) shall be satisfactory in form and substance to the Agent and the Lenders; none of the terms or conditions of such Related Transactions Documents shall have been amended or modified without the prior written consent of the Agent, and all of the terms and conditions of such Related Transactions Documents shall have been satisfied without waiver; the Mayne Nickless Acquisition and other Related Transactions shall have been consummated currently with the making of the initial Loans on the Funding Date under this Agreement in accordance with the Mayne Nickless Acquisition Agreement and the applicable Related Transaction Documents, respectively, and in compliance with all conditions and requirements contained therein without waiver or exception except as may have been consented to by the Agent in writing; the purchase price payable by Dynamex and its Subsidiaries in connection with the Mayne Nickless Acquisition shall not exceed $11,500,000;

                 (v) Consents. Copies of all material consents necessary for the execution, delivery and performance by each of the Loan Parties of the Loan Documents and the Related Transactions Documents to which it is a party, including, without limitation, any consents or waivers in connection with the Mayne Nickless Acquisition as the Agent may require and the grant of a security interest in each Material Contract of Dynamex or its Subsidiaries, which consents shall be certified by a Responsible Officer of the applicable Loan Party as true and correct copies of such consents as of the Funding Date;

                 (w) Permits. Copies of all material Permits affecting Dynamex or any of its Subsidiaries in connection with its businesses or any of the Properties owned or leased by it, and evidence satisfactory to the Agent that Dynamex East, Dynamex West and Parcelway Canada are able to conduct their businesses with the use of such Permits in full force and effect;

                 (x) Payment of Fees and Expenses. The applicable Borrower or Borrowers shall have paid all fees due on or before the Funding Date as specified in this Agreement or in the Agent's Letter and all fees and expenses of or incurred by the Agent and its counsel to the extent billed on or before the Funding Date and payable pursuant to this Agreement;

                 (y) Regulatory Approvals. Evidence satisfactory to the Agent that all filings, consents or approvals with or of Governmental Authorities necessary to consummate the transactions contemplated by the Loan Documents and the Related Transactions Documents have been made and obtained, as applicable, including, without limitation, all approvals or filings (if any) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Investment Canada Act (Canada) and the Competition Act (Canada) and the lapse of all waiting periods with respect thereto;

                 (z) Compliance with Laws. As of the Funding Date, each Person that is a party to this Agreement, any of the other Loan Documents or any of the Related Transactions Documents shall have complied with all Governmental Requirements necessary to consummate the transactions contemplated by this Agreement, the other Loan Documents and such Related Transactions Documents;

                 (aa) No Prohibitions. No Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Agreement, any other Loan Document or any Related Transactions Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Agreement, the other Loan Documents and such Related Transactions Documents or otherwise have a Material Adverse Effect;

                 (bb) No Material Adverse Change. As of the Funding Date, no material adverse change shall have occurred with respect to the financial condition, results of operations, business, operations, capitalization, liabilities or prospects of Dynamex or any of its Subsidiaries since October 31, 1995, and the Agent shall have received evidence that the economic performance of Dynamex and each of its Subsidiaries to the Funding

         Date is not materially different from the economic projections for Dynamex and each of its Subsidiaries for fiscal year 1995 that were previously submitted to the Agent;

                 (cc) Wiring Instructions. Prior to the Funding Date, written instructions from Dynamex, with respect to the Revolving Credit Loans and the Term Loans A for and on behalf of the Revolving Credit Loans Borrowers and the Term Loans A Borrowers, respectively, and Parcelway Canada, with respect to the Term Loans B, to the Agent with respect to the disbursement of the proceeds of the Loans on the Funding Date, which instructions shall request that (i) the proceeds of the Term Loans B to be advanced on the Funding Date (including, without limitation, an amount of such proceeds necessary to pay the Debt of Parcelway Canada referred to in Schedule 2.10(c)(ii) in full) shall be disbursed to a bank account of Parcelway Canada established at NationsBank in Dallas, Texas, and (ii) the appropriate proceeds of the Loans shall, to the extent necessary to pay the Debt of Dynamex and certain of its Subsidiaries (including, without limitation, Parcelway Canada) referred to in Schedules 2.10(b)(ii) and 2.10(c)(ii) in full, be immediately wire transferred directly to the holders of such Debt (with respect to Debt of Parcelway Canada, after disbursement of such proceeds to a bank account of Parcelway Canada established at NationsBank in accordance with clause (i) preceding);

                 (dd) Bank Accounts. If and to the extent required by the Agent, each of Dynamex and its Subsidiaries shall have established (i) special accounts into which all proceeds of its Property constituting the Collateral shall be directed, which special accounts shall be governed by collection account agreements between the owners of such accounts, the Agent and the depository banks in form and substance satisfactory to the Agent, and (ii) a Concentration Account into which funds on deposit in each of such special accounts owned by it shall be transferred on a daily basis, which account shall be governed by a concentration account agreement between Dynamex or its Subsidiary (as applicable), the Agent and the depository bank in form and substance satisfactory to the Agent;

                 (ee) Financial Statements. Copies of each of the financial statements referred to in Section 7.2;

                 (ff) Opinions of Counsel. Favorable opinions (or comfort letters with respect to clause (iii) succeeding) of (i) Crouch & Hallett, counsel for the Loan Parties, Smith, Lyons, Torrance, Stevenson & Mayer, Canadian counsel for the Loan Parties, Stikeman, Elliott, Canadian counsel for the Agent, and such other counsel as may be acceptable to the Agent, in form and substance satisfactory to the Agent, with respect to Dynamex and its Subsidiaries and with respect to the Loan Documents and the Related Transactions and the Related Transactions Documents relating thereto, (ii) regulatory counsel for the Loan Parties as may be acceptable to the Agent, in form and substance satisfactory to the Agent, regarding licensing and other regulatory requirements and matters in each of the jurisdictions in which Dynamex or any of its Subsidiaries operates or will operate after giving effect to the Related Transactions, and (iii) such other counsel as may be acceptable to the Agent regarding the power and authority of each of the Subsidiaries of

         Dynamex to execute and deliver its Guaranty and Security Agreement under the laws of its jurisdiction of incorporation or organization;

                 (gg) Reliance Letters. Copies of all legal opinions issued in connection with the Mayne Nickless Acquisition and letters from counsel that issued such opinions stating that such opinions may be relied upon by the Agent and the Lenders;

                 (hh) Accountant's Letter. A letter from Dynamex authorizing the independent public accountant of Dynamex and its Subsidiaries to communicate with the Agent and the Lenders and acknowledging reliance by the Agent and the Lenders on past, present and future financial statements; and

                 (ii) Schedules. All schedules attached or to be attached to this Agreement (if any to the extent that such schedules are not attached as of the execution of this Agreement) shall be satisfactory in form and substance to the Agent in its sole discretion.

Dynamex shall deliver, or cause to be delivered, to the Agent sufficient counterparts of each agreement, document or instrument to be received by the Agent under this Section 6. 1 to permit the Agent to distribute a copy of the same to each of the Lenders. After the request of Dynamex, the Agent shall inform Dynamex in writing as to the status of satisfaction of the conditions precedent set forth in this Section 6.1.

         Section 6.2 All Extensions of Credit. The obligation of each Lender to make any Loan (including the initial Loan) under this Agreement is subject to the satisfaction of each of the conditions precedent set forth in
Section 6.1 and each of the following additional conditions precedent:

                 (a) No Default or Material Adverse Effect. No Default or Material Adverse Effect shall have occurred and be continuing, or would result from such Loan;

                 (b) Representations and Warranties. All of the representations and warranties of Dynamex and its Subsidiaries and the other Loan Parties contained in Article 7 hereof and in the other Loan Documents shall be true and correct on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date; and

                 (c) Additional Documentation. The Agent shall have received such additional approvals, opinions, agreements, documents and instruments as the Agent may reasonably request.

Each notice of borrowing by the applicable Borrower or Borrowers hereunder shall constitute a representation and warranty by such Borrower or Borrowers that the conditions precedent set forth in Sections 6.2(a) and (b) have been satisfied (both as of the date of such notice and, unless Dynamex, with respect to the Revolving Credit Loans and the Term Loans A for and on behalf of the Revolving Credit Loans Borrowers and the Term Loans A Borrowers, respectively, or

Parcelway Canada, with respect to the Term Loans B, otherwise notify the Agent prior to the date of such borrowing, as of the date of such borrowing).

         Section 6.3 Closing Certificates. The Borrowers shall, concurrently with the Funding Date, execute and deliver to the Agent a Closing Certificate in form and substance satisfactory to the Agent certifying as to the satisfaction of each of the conditions precedent set forth in Section 6.1 and 6.2 which are required to be satisfied on or before the Funding Date.

                                   ARTICLE 7

                         Representations and Warranties

         Each of Dynamex and each of its Subsidiaries jointly and severally represents and warrants to the Agent and the Lenders that the following statements are and, after giving effect to the Related Transactions and the funding of the initial Loans on the Funding Date, will be true, correct and complete:

         Section 7.1 Corporate Existence. Each Loan Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its Properties and carry on its business as now being or as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each Loan Party has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents and the Related Transactions Documents to which it is or may become a party. Prior to the Funding Date, neither Dynamex East nor Dynamex West engaged in any business or incurred any liabilities except for activities, expenses and liabilities incident to its organization and to the carrying out of the transactions contemplated by the Mayne Nickless Acquisition Agreement. Dynamex is a holding company and is not an operating company and does not engage in any material business operations apart from the ownership and management of its Subsidiaries.

         Section 7.2      Financial Statements.

         (a) Dynamex has delivered to the Agent and the Lenders (i) audited consolidated and consolidating financial statements of Dynamex and its Subsidiaries as of and for the fiscal years ended July 31, 1993, 1994 and 1995 and interim financial statements as of and for the period ended October 31, 1995, and (ii) unaudited financial statements of the Mayne Nickless Sellers (or, with respect to Mayne Nickless Transport Inc., its IPX Courier and Loomis Rush Messenger divisions) as of and for the fiscal years ended June 30, 1992, 1993 and 1994 and interim financial statements as of and for the fiscal period ended October 31, 1995. To the Borrowers' knowledge, such financial statements are true and correct, have been prepared in accordance with GAAP or, with respect to the Mayne Nickless Sellers, generally accepted accounting principles in effect in Australia, and fairly and accurately present, on a consolidated and its consolidating (where applicable) basis, the financial condition of Dynamex and its consolidated Subsidiaries or the Mayne Nickless Sellers (or the applicable divisions thereof), as applicable, as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has not been, as of the Closing Date or the Funding Date, any material adverse change in the business, condition (financial or otherwise), operations, prospects or Properties of Dynamex or its Subsidiaries or of the Mayne Nickless Sellers (or the applicable divisions thereof) since the effective dates of the most recent applicable financial statements referred to in this Section 7.2(a).

         (b) The Pro-Formas were prepared by Dynamex on a basis substantially consistent with the financial statements referred to in Section 7.2(a), with only such adjustments thereto as would be required in accordance with GAAP. Neither Dynamex nor any of its Subsidiaries has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments except as referred to or reflected in the Pro-Formas.

         (c) The Projections were prepared by Dynamex on a basis substantially consistent with the financial statements referred to in Section 7.2(a). The Projections represent, as of the Closing Date and the Funding Date, the good faith estimate of the Borrowers and their senior management concerning the probable financial condition and performance of Dynamex and its Subsidiaries based on assumptions believed to be reasonable at the time made.

         Section 7.3 Corporate Action; No Breach. The execution, delivery and performance by each Loan Party of the Loan Documents and Related Transactions Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate or other entity action on the part of the Loan Parties and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles or certificates of incorporation or bylaws of any Loan Party, (ii) any Governmental Requirement or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, or (b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except a Lien in favor of the Agent for and on behalf of the Lenders under the Security Documents as provided in Article 5) upon any of the revenues or Property of any Loan Party.

         Section 7.4 Operation of Business. The Loan Parties possess all Permits, franchises, licenses and authorizations necessary or appropriate to conduct their respective businesses substantially as now conducted. All of such Permits, franchises, licenses and authorizations which are requiredby any Governmental Requirement or which are or are to be issued by any Governmental Authority are disclosed on Schedule 7.4. None of such Persons is in material violation of any such Permits, franchises, licenses or authorizations.

         Section 7.5 Intellectual Property. The Loan Parties own or possess (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of their respective businesses as presently conducted and as proposed to be




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conducted, without any known conflict with the rights of others.  The consummation of the transactions contemplated by this Agreement, the other Loan Documents and the Related Transactions Documents will not materially alter or impair, individually or in the aggregate, any of such rights of such Persons. No product of the Loan Parties infringes upon any Intellectual Property owned by any other Person, and no claim or litigation is pending or, to the knowledge of any Borrower, threatened against any Loan Party or any such Person contesting its right to use any product or material which could have a Material Adverse Effect. There is no violation by any Loan Party of any right of such Loan Party with respect to any material Intellectual Property owned or used by such Loan Party.

         Section 7.6 Litigation and Judgments. Each material action, suit, investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of any Borrower, threatened against or affecting any Loan Party, or that relates to any of the Related Transactions as of the Closing Date or the Funding Date, is disclosed on Schedule 7.6. None of such actions, suits, investigations or proceedings could, if adversely determined, have a Material Adverse Effect. Except as may be disclosed on
Schedule 7.6, as of the Closing Date and the Funding Date, there are no outstanding judgments against any Loan Party. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage that could reasonably be expected to have a Material Adverse Effect.

         Section 7.7 Rights in Properties; Liens. Each of the Loan Parties has good and indefeasible title to or, with respect to leasehold interests, valid leasehold interests in its Properties and assets, real and personal, including the Properties, assets and leasehold interests reflected in the financial statements described in Section 7.2(a) and the Pro Formas, and none of the Properties or leasehold interests of any Loan Party or any of its Subsidiaries is subject to any Lien, except Permitted Liens. Except as disclosed on Schedule 7.7(a), as of the Closing Date and the Funding Date, neither Dynamex nor any of its Subsidiaries owns any right, title or interest in any real Properties. Except as disclosed on Schedule 7.7(b), as of the Closing Date and the Funding Date, neither Dynamex or any of its Subsidiaries owns any right, title or interest of a material nature in Intellectual Property. As of the Closing Date and the Funding Date, the aggregate fair market value of the certificated vehicles of Dynamex and its Subsidiaries does not exceed $250,000.

         Section 7.8 Enforceability. The Loan Documents and the Related Transactions Documents have been duly and validly executed and delivered by each of the Loan Parties that is a party thereto as of the Funding Date, and such Loan Documents and Related Transaction Documents constitute the legal, valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 7.9 Approvals. No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority or third party is or will be necessary





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for the execution, delivery or performance by any Loan Party of any of the Loan
Documents or Related Transactions Documents to which it is or will be a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been (or will have been as of the Funding Date) validly obtained or made and are in full force and effect. The consummation of the Related Transactions does not require the consent or approval of any other Person, except such consents and approvals (a) as have been (or will have been as of the Funding Date) validly obtained and are (or will be as of the Funding
Date) in full force and effect or (b) as to which the failure to obtain is not, individually or in the aggregate, material. None of the Loan Parties has failed to obtain any material governmental consent, approval, license, Permit, franchise or other governmental authorization necessary for the ownership or use of any of its Properties or the conduct of its business.

         Section 7.10 Debt. As of the Closing Date, the Loan Parties and their Subsidiaries have no Debt except for (a) the Obligations, and (b) the Debt disclosed in paragraph 1 on Schedule 7.10 hereto. As of the Funding Date, the Loan Parties and their Subsidiaries will have no Debt except for (i) the Obligations, and (ii) the Debt disclosed in paragraph 2 on Schedule 7.10 hereto.

         Section 7.11 Taxes. The Loan Parties have filed all tax returns (federal, state, provincial and local) required to be filed, including all income, franchise, employment, Property and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges and other levies that are due and payable. None of the Borrowers is aware of any pending investigation of any Loan Party or, immediately prior to the Mayne Nickless Acquisition, any Mayne Nickless Seller or any of their respective Subsidiaries, by any taxing authority or of any pending but unassessed tax liability of any Loan Party or, immediately prior to the Mayne Nickless Acquisition, any Mayne Nickless Seller or any of their respective Subsidiaries, other than with respect to (a) ad valorem or other real property taxes not in excess of $10,000 as to any such Person and (b) other taxes in an aggregate amount as to any such Person which could not, if an adverse determination is made with respect to such taxes, materially and adversely affect such Person, which (as to each of clauses (a) and (b) preceding) are currently being contested in good faith by appropriate proceedings diligently conducted by or on behalf of such Person and as to which, if required by GAAP, such Person has established adequate reserves. No tax Liens have been filed and, except as disclosed on Schedule 7.11, no claims are being asserted against any Loan Party or, immediately prior to the Mayne Nickless Acquisition, any Mayne Nickless Seller or any of their respective Subsidiaries, with respect to any taxes. Except as disclosed on Schedule 7.11 hereto, as of the Closing Date and the Funding Date, none of the U.S. or Canadian income tax returns of the Loan Parties and, to the Borrower's knowledge immediately prior to the Mayne Nickless Acquisition, any Mayne Nickless Seller or any of their respective Subsidiaries are under audit. The charges, accruals and reserves on the books of the Loan Parties in respect of taxes or other governmental charges are in accordance with GAAP.

         Section 7.12 Margin Securities. None of the Loan Parties or any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of





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
Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 7.13 ERISA; Canadian Plans. Neither any Loan Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan or Canadian Pension Plan other than the Pension Plans and Canadian Pension Plans identified on Schedule 7.13. Each Plan and Canadian Plan of each Loan Party is in compliance in all material respects with all applicable provisions of ERISA and the Code or of Canadian Pension and Benefits Law, as the case may be. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan.
No event has occurred or investment has been made which could render any Loan Party, Canadian Plan or funding agent thereof liable for any tax or penalty under Canadian Pension and Benefits Law. No notice of intent to terminate a Pension Plan or Canadian Pension Plan has been filed, nor has any Pension Plan or Canadian Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC or a Canadian Pension Authority to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan or Canadian Pension Plan, nor has the PBGC or a Canadian Pension Authority instituted any such proceedings. Neither any of the Loan Parties nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each Loan Party and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code or under Canadian Pension and Benefits Law with respect to all of their Plans or Canadian Plans subject to such requirements, and, as of the Closing Date and the Funding Date except as specified on Schedule 7.13, the present value of all tested benefits under each funded Plan or funded Canadian Plan (exclusive of any Multiemployer Plan) does not and will not exceed the fair market value of all such Plan or Canadian Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan or Canadian Plan and in accordance with ERISA or Canadian Pension and Benefits Law, as the case may be. Neither any of the Loan Parties nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA or to the PBGF. No litigation is pending or threatened concerning or involving any Plan or Canadian Plan. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan or Canadian Plan that could, individually or in the aggregate, have a Material Adverse Effect if such Loan Party were required to fund or reserve such liability in full. As of the Closing Date and the Funding Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans or Canadian Plan or Canadian Plans (exclusive of any Multiemployer Plans) exceeds $500,000 or Cdn. $500,000, with respect to any such Plan or Canadian Plan, respectively, or $1,000,000 or Cdn. $1,000,000 with respect to all such Plans or Canadian Plans, respectively, in the aggregate as of the Closing Date and the Funding Date, on either a going-concern basis or a wind-up basis.

         Section 7.14 Disclosure. No written statement, information, report, representation or warranty made by any Loan Party in any Loan Document or Related Transaction Document or furnished to the Agent or any Lender by any Loan Party in connection with the Loan Documents or the Related Transactions Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Borrower which has had a Material Adverse Effect, and there is no fact known to any Borrower which might in the future have a Material Adverse Effect, except as may have been disclosed in writing to the Agent and the Lenders.

         Section 7.15     Capitalization.

         (a) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Dynamex consists of 10,000,000 shares of common stock, par value $0.10 per share, of which 635,865 shares are issued and outstanding, and (ii) 3,000,000 shares of preferred stock, par value $0.01 per share, none of which shares are issued or outstanding. On and as of the Closing Date and the Funding Date, the stockholders of Dynamex and their current legal and beneficial ownership of the Capital Stock of Dynamex are listed on Schedule 7.15.

         (b) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Parcelway Canada consists of (i) an unlimited number of shares of common stock, no par value per share, of which one share is issued and outstanding and (ii) an unlimited number of shares of preferred stock, no par value per share, of which 2,500,000 shares are issued and outstanding. Dynamex owns all of the issued and outstanding Capital Stock of Parcelway Canada.

         (c) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Parcelway BC consists of 20,000 shares of common stock, no par value per share, of which 65 shares are issued and outstanding. Parcelway Canada owns all of the issued and outstanding Capital Stock of Parcelway BC.

         (d) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Dynamex East consists of 10,000 shares of common stock, par value $0.01 per share, of which 1,000 shares are issued and outstanding. Dynamex owns all of the issued and outstanding Capital Stock of Dynamex East.

         (e) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Dynamex West consists of 10,000 shares of common stock, par value $0.01 per share, of which 1,000 shares are issued and outstanding. Dynamex owns all of the issued and outstanding Capital Stock of Dynamex West.

         (f) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Parcelway Courier consists of 100,000 shares of common stock, no par value per share, of which 1,000 shares are issued and outstanding. Dynamex owns all of the issued and outstanding Capital Stock of Parcelway Courier.

         (g) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Parcelway International consists of 100,000 shares of common stock, no par value per share, of which 1,000 shares are issued and outstanding. Dynamex owns all of the issued and outstanding Capital Stock of Parcelway International.

         (h) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Parcelway Illinois consists of (i) 50,000 shares of common stock, no par value per share, of which 1,000 shares are issued and outstanding and (ii) 50,000 shares of preferred stock, no par value per share, none of which shares are issued or outstanding. Dynamex owns all of the issued and outstanding Capital Stock of Parcelway Illinois.

         (i) On and as of the Closing Date and the Funding Date, the authorized Capital Stock of Parcelway III consists of 100,000 shares of common stock, no par value per share, of which 10,000 shares are issued and outstanding. Dynamex owns all of the issued and outstanding Capital Stock of Parcelway III.

         (j) On and as of the Closing Date and the Funding Date, Dynamex has no Subsidiaries other than Parcelway Canada, Parcelway BC, Dynamex East, Dynamex West, Parcelway Courier, Parcelway International, Parcelway Illinois and Parcelway III, and Parcelway Canada has no Subsidiaries other than Parcelway BC.

         (k) All of the issued and outstanding Capital Stock of Dynamex and its Subsidiaries has been validly issued and is fully paid and nonassessable, and none of such Capital Stock has been issued for other than cash paid to and received by the issuer thereof except for shares of common stock of Dynamex issued to George M. Siegel in connection with his sale of the Parcelway business and in exchange for his promissory note dated May 31, 1995 in the original principal amount of $84,950. Except as described on Schedule 7.15, there are no outstanding subscriptions, options, warrants, calls or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of Dynamex or any of its Subsidiaries.

         Section 7.16 Agreements. None of the Loan Parties is a party to any indenture, loan, credit agreement, stock purchase agreement or any lease or other agreement, document or instrument, or subject to any charter or corporate restriction, that could have a Material Adverse Effect. None of the Loan Parties is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, document or instrument binding on it or its Properties, except for instances of noncompliance that, individually or in the aggregate, could not have a Material Adverse Effect.

         Section 7.17 Compliance with Laws. None of the Loan Parties is in violation of any Governmental Requirement, except for instances of non-compliance that, individually or in the aggregate, could not have a Material Adverse Effect.

         Section 7.18 Investment Company Act. None of the Loan Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.19 Public Utility Holding Company Act. None of the Loan Parties is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.20     Environmental Matters.

         (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse Effect:

                 (i) The Loan Parties and all of their respective Properties and operations are in full compliance with all Environmental Laws. Neither Dynamex nor any of its Subsidiaries is aware of, and neither Dynamex nor any of its Subsidiaries has received written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by any Loan Party with all Environmental Laws;

                 (ii) The Loan Parties have obtained all Permits that are required under applicable Environmental Laws, and all such Permits are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

                 (iii) No Hazardous Materials exist on, about or within or have been (to the Borrowers' knowledge) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of the Loan Parties except in compliance with applicable Environmental Laws. The use which the Loan Parties make and intend to make of their respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their Properties except in compliance with applicable Environmental Laws;

                 (iv) Neither the Loan Parties nor any of their respective currently or previously owned or leased Properties or operations are subject to any outstanding or, to the best of the Borrowers' knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

                 (v) There are no conditions or circumstances associated with the currently or previously owned or leased Properties or operations of the Loan Parties that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities. None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that any of the Loan Parties is or will be subject to, any Environmental Liabilities;

                 (vi) None of the Properties of the Loan Parties is a treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or other applicable Environmental Law of Canada for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state or Canadian federal or provincial law. The Loan Parties and their Subsidiaries are compliance with all applicable financial responsibility requirements of all Environmental Laws; and

                 (vii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.

         (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of any Loan Party.

         Section 7.21 Labor Disputes and Acts of God. Neither the business nor the Properties of any Loan Party are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could have a Material Adverse Effect.

         Section 7.22 Material Contracts. Attached hereto as Schedule 7.22 is a complete list, as of the Closing Date and the Funding Date, of all Material Contracts of the Loan Parties, other than the Loan Documents. All of the Material Contracts are in full force and effect and none of the Loan Parties is in default under any Material Contract and, to the best of the Borrowers' knowledge after due inquiry, no other Person that is a party thereto is in default under any of the Material Contracts. None of the Material Contracts prohibit the transactions contemplated under the Loan Documents or the Related Transactions Documents. Except as may be provided on Schedule 7.22, (a) each of the Material Contracts has been transferred or assigned to, or are currently in the name of, a Loan Party and (b) each of the Material Contracts is assignable to the Agent as collateral and is assignable by the Agent to a transferee if an Event of Default were to occur. Dynamex has delivered to the Agent a complete and current copy of each Material Contract (other than purchase orders entered into in the ordinary course of business) existing on the Closing Date and, with respect to each Material Contract (other than purchase orders entered into in the ordinary course of business) entered into after the Closing Date, will deliver to the Agent a complete and current copy of such Material Contract in a reasonably prompt fashion after the creation thereof.

         Section 7.23 Bank Accounts. As of the Closing Date and the Funding Date, Schedule 7.23 sets forth the account numbers and location of all bank accounts (including lock box and special accounts) of Dynamex and its Subsidiaries.

         Section 7.24 Outstanding Securities. As of the Closing Date and the Funding Date, all outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of the Loan Parties have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements. Each of the agreements, documents and instruments evidencing the Air Canada Subordinated Debt and the Shareholders Subordinated Debt complies with all applicable Governmental Requirements.

         Section 7.25 Subordination. The Loans and all other Obligations of the Borrowers or any Borrower to the Agent and the Lenders under the Loan Documents constitute "Senior Indebtedness" (as such term is defined in each of the Air Canada Subordinated Note and the Shareholders Subordinated Debt Agreement) of such Borrowers, and the holders thereof from time to time shall be entitled to all of the rights of a holder of "Senior Indebtedness" pursuant to the Air Canada Subordinated Note and the Shareholders Subordinated Debt Agreement.

         Section 7.26     Related Transactions Documents.

         (a) All representations and warranties made by the Loan Parties in the Related Transactions Documents and, to the knowledge of the Borrowers after due inquiry, all representations and warranties made by all other Persons in the Related Transactions Documents, are true and correct in all material respects on and as of each date made or deemed made and as of the Closing Date and the Funding Date. No rights of cancellation or rescission and, to the Borrowers' knowledge, no defaults or defenses exist with respect to any of the Related Transactions Documents. Dynamex has delivered to the Agent complete and correct copies of all Related Transactions Documents, including all schedules and exhibits thereto. The Related Transactions Documents set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby.

         (b) As of the Funding Date, all conditions precedent to the Related Transactions pursuant to the Related Transactions Documents have been fulfilled or (with the prior written consent of the Agent) waived, the Related Transactions Documents have not been amended or otherwise modified (except as permitted by this Agreement), and there has not been any breach of any material term or condition contained in the Related Transactions Documents. After giving effect to the consummation of the Mayne Nickless Acquisition on the Funding Date, Dynamex East, Dynamex West and Parcelway Canada will have acquired and become the owners of all of the Property of the Mayne Nickless Sellers contemplated to be sold by the Mayne Nickless Sellers under the Mayne Nickless Acquisition Agreement free and clear of any Liens, except Permitted Liens. In connection with the Mayne Nickless Acquisition, neither Dynamex nor any of its Subsidiaries has assumed or will assume any liabilities other than those required to be assumed by Dynamex East, Dynamex West and Parcelway Canada in accordance with the express terms and provisions of the Mayne Nickless Acquisition Agreement, all of which assumed liabilities are reflected or reserved against in the applicable Pro Forma or are contingent liabilities under the Mayne Nickless Acquisition Documents which are not required to be reflected or reserved against in accordance with GAAP. Except as set forth in
Schedule 7.26, all approvals, authorizations, consents, licenses, exemptions of, filings or registrations with any Governmental Authority or other Person required in connection with the Mayne Nickless Acquisition will have been obtained as of the Funding Date (including, without limitation, notification under the Investment Canada Act, the approvals of the appropriate transportation regulation authorities (including the Pennsylvania Public Utility Commission and the Washington Utilities and Transportation Commission) and any necessary licenses to operate the acquired businesses in the applicable locations on and after the Funding Date). None of the approvals, authorizations, consents, licenses, exemptions, filings, registrations or other actions which has not been obtained will, individually or in the aggregate with all such approvals, authorizations, consents, licenses, exemptions, filings, registrations or other actions which have not been obtained, materially adversely affect the assets or business acquired by Dynamex East, Dynamex West or Parcelway Canada pursuant to the Mayne Nickless Acquisition Agreement.

         (c) None of the Related Transactions to occur on or about the Closing Date or the Funding Date will violate any term or provision of the Prior Acquisition Documents and no approval, authorization, consent or other action by any party to the Prior Acquisition Documents is necessary for the consummation of the Related Transactions to occur on or about the Closing Date or the Funding Date.

         Section 7.27 Solvency. Each of Dynamex and each of its Subsidiaries, as a separate entity, is Solvent, both before and after giving effect to the Loans and the Related Transactions.

         Section 7.28 Employee Matters. Except as set forth on Schedule 7.28, as of the Closing Date and the Funding Date (a) none of the Loan Parties or, immediately prior to the Mayne Nickless Acquisition, any of the Mayne Nickless Sellers or any of its respective Subsidiaries, or any of its respective employees, is subject to any collective bargaining agreement, and
(b) no petition for certification or union election is pending with respect to the employees of any Loan Party or, immediately prior to the Mayne Nickless Acquisition, any of the Mayne Nickless Sellers or any of its respective Subsidiaries, and no union or collection bargaining unit has sought such certification or recognition with respect to the employees of any of the Loan Parties or, immediately prior to the Mayne Nickless Acquisition, any of the Mayne Nickless Sellers or any of its respective Subsidiaries. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrowers after due inquiry, threatened against, any of the Loan Parties or, immediately prior to the Mayne Nickless Acquisition, any of the Mayne Nickless Sellers or any of its respective Subsidiaries, and its respective employees, which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.28, as of the Closing Date and the Funding Date, none of the Loan Parties or any of its respective Subsidiaries is subject to an employment contract.

         Section 7.29 Insurance. Schedule 7.29 sets forth a complete and accurate description of all policies of insurance that will be in effect as of the Closing Date and the Funding Date for Dynamex and its Subsidiaries. To the extent such policies have not been replaced, no notice of cancellation has been received for such policies and Dynamex and its Subsidiaries are in compliance with all of the terms and conditions of such policies.

                                   ARTICLE 8

                             Affirmative Covenants

         Each of Dynamex and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any

Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 8.1 Reporting Requirements. Dynamex will furnish to the Agent and each Lender:

                 (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of Dynamex, beginning with the fiscal year ending July 31, 1996 or, if Dynamex's fiscal year end has been changed to December 31, December 31, 1995, (i) a copy of the annual audit report of Dynamex and its consolidated Subsidiaries as of the end of and for such fiscal year then ended containing, on a consolidated basis and with unaudited consolidating schedules attached, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by Deloitte & Touche or other independent certified public accountants of recognized standing acceptable to the Agent and containing no qualification thereto except as may be reasonably acceptable to the Agent, to the effect that such report has been prepared in accordance with GAAP and (ii) a certificate of such independent certified public accountants to the Agent (A) stating that to their knowledge no Default has occurred and is continuing or, if in their opinion a Default has occurred and is continuing, stating the nature thereof, and (B) confirming the calculations set forth in the officer's certificate referred to in
         Section 8.1(d) delivered concurrently therewith;

                 (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the quarters of each fiscal year of Dynamex, beginning with the fiscal quarter ending January 31, 1996 or, if Dynamex's fiscal year end has been changed to December 31, December 31, 1995, a copy of (i) an unaudited financial report of Dynamex and its consolidated Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of Dynamex to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Dynamex and its consolidated Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein and (ii) management's financial reports comparing actual financial results for the period to the current budget for the period;

                 (c) Monthly Financial Statements. As soon as available, and in any event within 30 days after the end of each calendar month, beginning with the calendar month ending December 31, 1995, a copy of
         (i) an unaudited financial report of Dynamex and its consolidated Subsidiaries as of the end of such calendar month and for the portion of the fiscal year then ended containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of Dynamex to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Dynamex and its consolidated Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein and (ii) management's financial reports comparing actual financial results for the period to the current budget for the period;

                 (d) Certificate of No Default. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a), 8.1(b) and 8.1(c), a certificate of a Responsible Officer of Dynamex (i) stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto, and (ii) showing (with respect to each certificate delivered concurrently with the delivery of each of the financial statements referred to in
         Section 8.1(a) or 8.1(b)) in reasonable detail the calculations demonstrating compliance with Article 10;

                 (e) Applicable Margin Certificate. Concurrently with the delivery of each of the financial statements referred to in Section 8.1(b), a certificate of a Responsible Officer of Dynamex showing in reasonable detail the calculation of the Applicable Margin as of the next Calculation Date;

                 (f) Borrowing Base Reports and Agings. As soon as available and in any event within 30 days after the end of each month, and, in any event from time to time upon the request of the Agent, (i) a Borrowing Base Report duly completed, (ii) an aged trial balance of all then-existing Receivables and all then-existing accounts payable of the Revolving Credit Loans Borrowers and Parcelway Canada, and
         (iii) a detailed schedule of all Inventory and the locations thereof;

                 (g) Budget. As soon as available and in any event before the beginning of each fiscal year of Dynamex, a copy of the budget of Dynamex and its Subsidiaries for such fiscal year (segregated by entity and quarter and setting forth all material assumptions);

                 (h) Management Letters. Promptly upon any request therefor by the Agent, a copy of any management letter or written report submitted to any Loan Party by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any such Person;

                 (i) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority or arbitrator affecting any Loan Party which, if determined adversely to any such Person, could have a Material Adverse Effect;

                 (j) Notice of Default. As soon as possible and in any event immediately upon (i) any Borrower's knowledge of the occurrence of any Default a written notice setting forth the details of such Default and the action that such Borrower has taken and proposes to take with respect thereto and (ii) the failure of Dynamex to make any required payment of principal, premium (if any), interest or other payment of or with respect to any Subordinated Debt or the occurrence of any other default or event of default with respect to any Subordinated Debt, a written notice setting forth the details thereof and the action that Dynamex has taken or proposes to take with respect thereto;

                 (k) ERISA and Canadian Plan Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which any Loan Party or any of its ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA or the PBGF or a Canadian Pension Authority under Canadian Pension and Benefits Law; and as soon as possible and in any event within five days after any such Person knows or has reason to know that any Pension Plan or Canadian Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that any tax or penalty could become payable under Canadian Pension and Benefits Law with respect to any Canadian Plan, or that the PBGC, any Canadian Pension Authority, any Loan Party or any ERISA Affiliate has instituted or will institute proceedings under ERISA or Canadian Pension and Benefits Law to terminate or withdraw from or reorganize any Pension Plan or Canadian Pension Plan, a certificate of a Responsible Officer of such Loan Party setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction, tax or penalty or termination and the action that such Loan Party has taken and proposes to take with respect thereto;

                 (l) Reports to Other Creditors. Promptly after the furnishing thereof, a copy of any statement or report furnished by any Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Agent and the Lenders pursuant to any other subsection of this Section 8.1;

                 (m) Notice of Material Adverse Effect. Within five Business Days after any Borrower becomes aware thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

                 (n) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by any Loan Party to its stockholders generally and one copy of each regular, periodic or special report, registration statement or prospectus filed by any Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency, and of all press releases and other statements made by any of the Loan Parties to the public containing material developments in its business;

                 (o) Notice of New Properties and Subsidiaries. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a), 8.1(b) and 8.1(c), notice of (i) any real Property acquired or any lease of real Property which meets the criteria set forth in Section 5.4 entered into by Dynamex or any of its Subsidiaries as lessee, (ii) any additional patents, copyrights and trademarks of a material nature, and any other Intellectual Property of a material nature of which the Agent should be aware in order to ensure its Lien thereon, acquired by Dynamex or any of its Subsidiaries, and (iii) the creation or acquisition of any Subsidiary of Dynamex after the Closing Date and subsequent to the last delivery of such information;

                 (p) Appraisals. From time to time if the Agent determines that such appraisals are required to comply with applicable Governmental Requirements or to syndicate the Loans, appraisals of the real Properties of Dynamex and its Subsidiaries reasonably satisfactory in form and substance to the Agent (which appraisals shall be at the expense of the Borrowers except if and to the extent that such appraisals are required by the Agent on more than two occasions during any fiscal year of Dynamex);

                 (q) Insurance. Within 60 days prior to the end of each fiscal year of Dynamex, a report in form and substance reasonably satisfactory to the Agent summarizing all material insurance coverage maintained by Dynamex and its Subsidiaries as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

                 (r) Plan Information. From time to time, as reasonably requested by the Agent or any Lender, such books, records and other documents relating to any Pension Plan or Canadian Pension Plan as the Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan or Canadian Pension Plan covering employees of any Borrower or any ERISA Affiliate, or a transfer of assets of a Pension Plan or Canadian Pension Plan covering employees of any Borrower or any ERISA Affiliate, written notification thereof; promptly upon any Borrower's receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan or Canadian Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

                 (s) Environmental Assessments and Notices. Promptly after the receipt thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any real Property of any Loan Party and each notice sent by any Governmental Authority relating to any failure or alleged failure to comply with any Environmental Law or any liability with respect thereto;

                 (t) Permitted Holders. Within 30 days after the Closing Date, a list of the identities of each of the Permitted Holders and the record and beneficial ownership of Dynamex Common Stock of each such Permitted Holder;

                 (u) General Information. Promptly, such other information concerning the Loan Parties and their respective Subsidiaries as the Agent or any Lender may from time to time reasonably request; and

                 (v) Purchase Price Adjustment. Within five days after such post-closing adjustment to the purchase price is agreed to in accordance with the Mayne Nickless Acquisition Agreement, a copy of each of the "Post-Closing Balance Sheet" and the "Adjustment Report" to be delivered in accordance with the Mayne Nickless Acquisition Agreement and notification of any post-closing adjustment to the purchase price agreed to in accordance with the Mayne Nickless Acquisition Agreement.

         Section 8.2 Maintenance of Existence Conduct of Business. Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, preserve and maintain its corporate or other entity existence (except for mergers of Subsidiaries permitted by Section 9.3) and all of its material leases, privileges, licenses, Permits, franchises, qualifications, Intellectual Property, intangible Property and rights that are necessary or appropriate in the ordinary conduct of its business. Each of the Borrowers will, and will cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

         Section 8.3 Maintenance of Properties. Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, maintain, keep and preserve all of its material Properties necessary or appropriate in the proper conduct of its business in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals, replacements, betterments and improvements thereof.

         Section 8.4 Taxes and Claims. Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither any Borrower nor any of its Subsidiaries shall be required to pay or discharge any tax, levy, assessment or governmental charge or claim for labor, material or supplies whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

         Section 8.5 Insurance. (a) Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually





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
carried by such corporations or entities, provided that in any event each of the Borrowers and its Subsidiaries (as appropriate) will maintain:

         (i) Property Insurance -- Insurance against loss or damage covering substantially all of the tangible real and personal Property and improvements of such Borrower and each of its Subsidiaries by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be satisfactory to the Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are reasonably available as determined by Dynamex's independent insurance broker reasonably acceptable to the Agent.

         (ii) Automobile Liability Insurance for Bodily Injury and Property Damage -- Insurance in respect of all vehicles (whether owned, hired or rented by such Borrower or any of its Subsidiaries) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

         (iii) Comprehensive General Liability Insurance -- Insurance against claims for bodily injury, death or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks and waterways) of such Borrower and its Subsidiaries, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

         (iv) Worker's Compensation Insurance -- Worker's compensation insurance (including employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.

Such insurance shall be written by financially responsible companies selected by the Borrowers and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Agent. Each policy referred to in this Section 8.5 shall provide that it will not be canceled, amended or reduced except after not less than 30 days' prior written notice to the Agent and shall also provide that the interests of the Agent and the Lenders shall not be invalidated by any act or negligence of any Borrower or any of its Subsidiaries. The Borrowers will advise the Agent promptly of any policy cancellation, reduction or amendment. For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Borrowers and their Subsidiaries are located.

         (b) The Borrowers will cause each Insurance Recovery (other than any portion of an Insurance Recovery payable to a landlord to repair or replace Property leased by any Borrower



                                     74
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or any of its Subsidiaries) to be deposited promptly with the Agent as security for the Obligations. If no Default shall have occurred and be continuing, the applicable Borrower or Borrowers may use each such Insurance Recovery to repair, restore or replace the Property that was the subject of such Insurance Recovery. An Insurance Recovery will only be released to a Borrower pursuant to this Section 8.5(b) upon delivery by such Borrower to the Agent of evidence reasonably satisfactory to the Agent of the expenditure of amounts in repair, restoration or replacement of the Property that was the subject of the Insurance Recovery or the purchase of other, similar Property for use in such Borrower's or its Subsidiary's (as applicable) business. The Borrowers will promptly pay all Excess Insurance Proceeds to the Agent for application against the Obligations in accordance with Section 2.7(b).

         (c) If a Default shall have occurred and be continuing, the Borrowers will cause all proceeds of insurance paid on account of the loss of or damage to any Property of a Borrower or any of its Subsidiaries and all awards of compensation for any Property of such Borrower or any of its Subsidiaries taken by condemnation or eminent domain to be paid directly to the Agent to be applied against or held as security for the Obligations, at the election of the Agent and the Required Lenders.

         Section 8.6 Inspection Rights. The Borrowers will, and will cause Dynamex and each of its Subsidiaries to, permit representatives and agents of the Agent and each Lender, during normal business hours and upon reasonable notice to Dynamex, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. The Borrowers will authorize their accountants in writing (with a copy to the Agent) to comply with this Section 8.6. The Agent or its representatives may, at any time and from time to time at the Borrowers' expense, conduct field exams to verify the Borrowing Base and for such other purposes as the Agent may reasonably request; provided, however, that, prior to the occurrence of a Default, no more than three such field exams during any fiscal year shall be at the Borrowers' expense.

         Section 8.7 Keeping Books and Records. Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles from those used in the preparation of the financial statements referenced in Section 8.1 are hereafter required or permitted by GAAP and are adopted by any Borrower or any of its Subsidiaries with the concurrence of its independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the financial covenants, standards or terms found in Section 8.1 or Article 10 or any other provision of this Agreement, the Borrowers and the Required Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating such Borrower's or such Subsidiaries' financial condition shall be the same after such changes in GAAP as if such changes in GAAP had not been made; provided that, until any necessary amendments have been made, the certificate required to be delivered under Section 8.1(d) hereof demonstrating compliance with
Article 10 shall include calculations setting forth the adjustments





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
from the relevant items as shown in the current financial statements based on the changes to GAAP to the corresponding items based on GAAP as used in the financial statements referenced in Section 7.2(a), in order to demonstrate how such financial covenant compliance was derived from the current financial statements.

         Section 8.8 Compliance with Laws. Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, comply with all applicable Governmental Requirements, except for instances of noncompliance that could not have, individually or in the aggregate, a Material Adverse Effect.

         Section 8.9 Compliance with Agreements. Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, comply with all agreements, documents and instruments binding on it or affecting its Properties or business, except for instances of noncompliance that could not have, individually or in the aggregate, a Material Adverse Effect. Each of the Borrowers will comply with all terms and provisions of the Subordinated Debt Documents which are intended to benefit the holders of any "Senior Debt" (as such term is defined in the Air Canada Subordinated Note and the Shareholders Subordinated Notes), including, without limitation, the terms and provisions of
Section 2(c) and Section 3 of the Air Canada Subordinated Note and the terms and provisions of Article 2 of the Shareholders Subordinated Notes.

         Section 8.10 Further Assurances. Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, execute and deliver such further agreements, documents and instruments and take such further action as may be requested by the Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Agent for the benefit of itself and the Lenders in and to the Collateral and the required priority of such Liens. Without limiting the generality of the foregoing, each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, use all reasonable efforts to obtain agreements (e.g., landlord and mortgagee consents and waivers) of the owners of the leased real properties and the lenders of such owners, in form and substance reasonably satisfactory to the Agent, as the Agent may request from time to time.

         Section 8.11 ERISA; Canadian Plans. Each of the Borrowers will, and will cause Dynamex and each of its ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA and Canadian Pension and Benefits Law, if applicable, so as not to give rise to any liability thereunder.

         Section 8.12 Interest Rate Protection Agreements. On or before the earlier to occur of (a) 180 days after the Funding Date or (b) the time (if any) when the Eurodollar Rate for an Interest Period of one month equals or exceeds 6 1/2%, the Borrowers shall enter into and, until the sum of the outstanding principal amount of the Term Loans plus Revolving Credit Loans Commitments does not exceed $8,250,000, maintain in full force and effect, one or more Interest Rate Protection Agreements reasonably satisfactory to the Agent with one or more of the Lenders or with one or more other counterparties rated as specified in Section 9.1(f) and otherwise reasonably acceptable to the Agent that enable the Borrowers to fix or place a limit upon the rate of interest payable with respect to not less than fifty percent (50%) of the aggregate principal amount of the Loans outstanding from time to time.

         Section 8.13 Trade Accounts Payable. Each of the Borrowers will, and will cause Dynamex and each of its Subsidiaries to, pay all trade accounts payable before the same become more than 90 days past due, except (a) trade accounts payable contested in good faith or (b) trade accounts payable in an aggregate amount not to exceed at any time outstanding $100,000 and with respect to which no proceeding to enforce collection has been commenced or, to the knowledge of any Borrower, threatened.

         Section 8.14 Unified Cash Management System. If required by the Agent, Dynamex and each of its Subsidiaries will maintain a unified cash management system and will ensure, and will cause Dynamex and each of its Subsidiaries to ensure, that all proceeds of all Collateral are (a) deposited directly, as received, into a collection account of Dynamex or such Subsidiary (as applicable) and (b) on a daily basis after such deposit, transferred into a Concentration Account of Dynamex or such Subsidiary (as applicable). If required by the Agent, each of the Borrowers will maintain in effect, and will cause Dynamex and each of its Subsidiaries to maintain in effect, an agreement governing each of its collection accounts and its Concentration Account in the form approved by the Agent in accordance with Section 6.1(dd) or a similar agreement in form and substance satisfactory to the Agent with a depository bank satisfactory to the Agent.

         Section 8.15 Indemnifications under Acquisition Documents. In the event that, after the occurrence and during the continuation of a Default, Dynamex or any of its Subsidiaries is or becomes aware of any material right or claim (or probable right or claim) of indemnification in favor of it arising under any of the Mayne Nickless Acquisition Documents which it does not intend to pursue within reasonable promptness after it has become aware thereof, then
(a) Dynamex will promptly notify the Agent and the Lenders of such fact and the basis of such right or claim in reasonable detail and (b) upon the request of the Agent or the Required Lenders, Dynamex will execute and deliver and/or cause its appropriate Subsidiary to execute and deliver (as applicable) a power of attorney in form and substance reasonably satisfactory to the Agent pursuant to which the Agent may, in the name of Dynamex or any of its Subsidiaries (as applicable), take all actions that may be necessary or appropriate to diligently pursue such right or claim.

         Section 8.16 Ownership of Subsidiaries and Mergers of Certain Subsidiaries. Dynamex shall at all times own all issued and outstanding Capital Stock of Parcelway Canada, Dynamex East, Dynamex West, Parcelway Courier, Parcelway International, Parcelway Illinois and Parcelway III, and Parcelway Canada shall at all times own all issued and outstanding Capital Stock of Parcelway B.C. Within 180 days after the Funding Date, each of the Borrowers will cause Parcelway Courier, Parcelway International, Parcelway Illinois and Parcelway III to be merged with and into Parcelway East or Parcelway West pursuant to a merger in which Parcelway East or Parcelway West (as applicable) is the surviving corporation, which mergers shall be pursuant to terms and provisions reasonably acceptable to the Agent; provided, however,






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
that no such merger shall be required or permitted if such merger is prohibited by Section 9.3 or if such merger would be materially adverse to Dynamex, Dynamex East or Dynamex West.


                                   ARTICLE 9

                               Negative Covenants

         Each of Dynamex and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 9.1 Debt. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, incur, create, assume or permit to exist any Debt, except:

                 (a) Debt of Dynamex and its Subsidiaries to the Lenders pursuant to the Loan Documents;

                 (b) Existing Debt described on Schedule 7.10 hereto and renewals, extensions or refinancings of such Debt which do not increase the outstanding principal amount of such Debt and the terms and provisions of which are not materially more onerous than the terms and conditions of such Debt on the Closing Date; provided, however, that the Debt listed on Schedules 2.10(b)(ii) and 2.10(c)(ii) which is to be paid in full on the Funding Date shall be excluded for purposes of this clause (b) on and after the Funding Date and the Debt of Parcelway Illinois listed on Schedule 2.10(b)(ii) which is required to be paid in full during January 1996 shall be excluded for purposes of this clause (b) on and after the earlier to occur of the date of such payment or February 1, 1996;

                 (c) Purchase money Debt secured by purchase money Liens, which Debt and Liens are permitted under and meet all of the requirements of clause (g) of the definition of Permitted Liens contained in Section 1.1;

                 (d) Prior to the Funding Date, Debt of Parcelway Canada evidenced by the Original Air Canada Subordinated Note; and on and after the Funding Date, the Air Canada Subordinated Debt, the Shareholders Subordinated Debt and such other Subordinated Debt, if any, of Dynamex as may have been approved by the Agent in writing prior to the incurrence thereof if (but only if) such Subordinated Debt is subject to such subordination and other terms and provisions as may be required by the Agent and is otherwise in form and substance satisfactory to the Agent.

                 (e) Intercompany Debt between or among Dynamex and any of its Wholly-Owned Subsidiaries incurred in the ordinary course of business, subject to the following requirements: (i) the aggregate principal amount of all loans made by

         Dynamex to its Wholly-Owned Subsidiaries and outstanding at any time shall not exceed $16,600,000; and (ii) any and all of the Debt permitted pursuant to this Section 9.1(e) shall be unsecured, shall be evidenced by instruments satisfactory to the Agent which will be pledged to the Agent for the benefit of the Agent and the Lenders and shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Agent, provided, however, that temporary advances made from time to time in the ordinary course of business not to exceed $100,000 in aggregate principal amount at any time owing by any such Person (Dynamex or its Wholly-Owned Subsidiary, as applicable) shall not be required to be so evidenced, pledged or subordinated;

                 (f) Debt under Interest Rate Protection Agreements required by Section 8.12, provided that each counterparty shall be rated in one of the two highest rating categories of Standard and Poors Corporation or Moody's Investors Service, Inc.; and

                 (g) Liabilities of a Borrower in respect of unfunded vested benefits under any Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default.

         Section 9.2 Limitation on Liens. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens.

         Section 9.3 Mergers, Etc. Each of the Borrowers will not, and will not permit Dynamex or its Subsidiaries to, (a) become a party to a merger or consolidation, (b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the business or Properties of any Person (other than pursuant to the Mayne Nickless Acquisition); provided, however, that any of Parcelway Courier, Parcelway International, Parcelway Illinois or Parcelway III may merge with and into Dynamex East or Dynamex West if Dynamex East or Dynamex West, respectively, is the surviving corporation in such merger and if, at the time of such merger, the merging corporation (i.e., Parcelway Courier, Parcelway International, Parcelway Illinois or Parcelway III, as applicable) is Solvent.

         Section 9.4 Restricted Payments. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, make any Restricted Payments, except:

                 (a) Subject to the subordination provisions relating thereto, Dynamex may (i) make regularly scheduled payments of interest on the Air Canada Subordinated Note and the Shareholders Subordinated Notes and (ii) repay the principal of the Shareholders Subordinated Notes with any Net Proceeds of a Public Offering of Capital Stock of Dynamex remaining after the mandatory prepayment of the principal of the Term Loans in accordance with Section 2.7(d).

                 (b) Subsidiaries of Dynamex may declare and pay dividends to Dynamex to the extent permitted by applicable law; provided, however, that no Borrower may declare or pay any dividend to Dynamex if, at the time of such declaration or payment or immediately after giving effect thereto, such Borrower is not Solvent or would be rendered not Solvent.

                 (c) Parcelway BC may pay dividends to Parcelway Canada to the extent permitted by applicable law; and

                 (d) Purchases by Dynamex of shares of Dynamex Common Stock from employees of Dynamex or its Subsidiaries upon the termination of the employment of such employees, provided that the amount paid therefor shall not exceed the fair market value of such shares to be purchased and shall not exceed $100,000 in the aggregate during any fiscal year and Dynamex shall grant to the Agent, for the benefit of the Agent and the Lenders, a Lien on all of such shares purchased by Dynamex as security for the Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Agent;

provided, however, that no Restricted Payments may be made pursuant to clauses
(a), (b), (d) or (e) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

         Section 9.5 Investments. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, make or permit to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:

                 (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to a Borrower or any of its Subsidiaries;

                 (b) Existing Investments identified on Schedule 9.5 hereto;

                 (c) Investments in securities issued or guaranteed by the U.S. or, with respect to Parcelway Canada and its Subsidiaries, Canada or any agency thereof with maturities of one year or less from the date of acquisition;

                 (d) Investments in certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;






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

                 (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in clause (c) preceding with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

                 (f) Investments in commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition;

                 (g) Investments (other than Intercompany Debt referred to in clause (h) below) by a Borrower in its Subsidiaries existing on the Closing Date and additional Investments by a Borrower in its Subsidiaries made after the Closing Date in an aggregate amount, as to each such Borrower, not to exceed $1,000,000 at any time outstanding; provided, however, that the aggregate amount of Investments that may be made after the Closing Date in Parcelway Canada or any of its Subsidiaries or in any other non-U.S. Subsidiary of Dynamex shall not exceed $500,000; and

                 (h)      Intercompany Debt permitted pursuant to Section
         9.1(e);

provided, however, that no Investments may be made by the Borrower pursuant to clauses (g) or (h) preceding if a Default exists at the time of such Investment or would result therefrom.

         Section 9.6 Limitation on Issuance of Capital Stock. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock; provided, however, that, if and to the extent not otherwise prohibited by this Agreement or the other Loan Documents (i) a Subsidiary of Dynamex may issue additional shares of its Capital Stock to Dynamex for full and fair consideration, (ii) any Subsidiary of a Borrower may issue additional shares of its Capital Stock to such Borrower or another Subsidiary of such Borrower if and to the extent that the percentage ownership of such Capital Stock owned by the owners thereof as of the Closing Date does not change and (iii) Dynamex may issue additional shares of its Capital Stock for full and fair consideration; provided, further, however, that all of such additional shares of Capital Stock referred to in clauses (i), (ii) and (iii) preceding shall be pledged to the Agent, on behalf of the Agent and the Lenders, as security for the Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Agent, except that such shares of Capital Stock of Dynamex referred to in clause (iii) preceding shall be required to be so pledged only to the extent required by Section 5.3.

         Section 9.7 Transactions with Affiliates. Except for (a) the payment of salaries in the ordinary course of business consistent with prudent business practices, (b) the furnishing of employment benefits in the ordinary course of business consistent with prudent business practices, and (c) the payment of investment banking fees to Hoak Securities Corp. in connection with the Mayne Nickless Acquisition in an aggregate amount not to exceed $165,000, each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of such Borrower or such Subsidiary except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary, respectively, than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of such Borrower or such Subsidiary, respectively.

         Section 9.8 Disposition of Property. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except:

                 (a) dispositions of Inventory in the ordinary course of business;

                 (b) Asset Dispositions by Dynamex and its Subsidiaries to Persons other than Dynamex and its Subsidiaries made in the ordinary course of business if each of the following conditions have been satisfied: (i) the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions in any fiscal year of Dynamex do not exceed $100,000 and the cumulative Net Proceeds from all Asset Dispositions donot exceed $500,000, (ii) the consideration received by Dynamex or its Subsidiaries is at least equal to the fair market value of such assets (as set forth in a certificate satisfactory in form and substance to, and delivered to, the Agent and signed by a Responsible Officer of Dynamex or such Subsidiary, as applicable), (iii) the full consideration for such Asset Disposition is payable at the closing, and (iv) no Default exists at the time of or will result from such Asset Disposition;

                 (c) Asset Dispositions by Dynamex and its Subsidiaries to a Borrower or any Wholly-Owned Subsidiary of a Borrower if each of the following conditions have been satisfied: (i) the aggregate fair market value of the assets sold, disposed of or otherwise transferred by a Borrower and its Subsidiaries and transferred to a Subsidiary of such Borrower shall not exceed $100,000 in aggregate amount during any fiscal year, (ii) the assets sold, disposed of or otherwise transferred to a Subsidiary of such Borrower shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) in favor of the Agent and the Lenders, and (iii) no Default exists at the time of or will result from such Asset Disposition; and

                 (d) dispositions of Property no longer used or useful in the ordinary course of business.

         Section 9.9 Sale and Leaseback. Each of the Borrowers will not, and will not permit any of its Subsidiaries to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

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         Section 9.10     Lines of Business.  Each of the Borrowers will not,
and will not permit Dynamex or any of its Subsidiaries to, (a) engage in any line or lines of business activity other than the businesses in which they are engaged on the Closing Date and lines of business reasonably related thereto or
(b) discontinue any line or lines of business in which they are engaged on the Closing Date.

         Section 9.11 Environmental Protection. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which such Borrower or any of its Subsidiaries would be responsible, except for circumstances or events described in clauses (a) through (d) preceding that could not, individually or in the aggregate, have a Material Adverse Effect.

         Section 9.12 Intercompany Transactions. Except as may be expressly permitted or required by the Loan Documents, each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, create or otherwisecause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to (a) pay dividends or make any other distribution to such Borrower or any of its Subsidiaries in respect of such Subsidiary's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to a Borrower or any of its Subsidiaries, (c) make any loan or advance to a Borrower or any of its Subsidiaries, (d) participate in the Unified Cash Management System, or (e) sell, lease or transfer any of its Property to a Borrower or any of its Subsidiaries.

         Section 9.13 Management Fees. Except for (a) reasonable consulting fees paid to Hoak Capital Corporation on an arms-length basis for specific services rendered and (b) reasonable consulting fees paid to George M. Siegel on an arms-length basis for specific services rendered in accordance with the Siegel Consulting Agreement as the same currently exists (all of which fees have been disclosed to the Agent in writing and all of which other fees shall be disclosed to the Agent in writing prior to payment), each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, pay any management, consulting or similar fees (excluding directors' fees) to any Affiliate of such Borrower or to any director, officer or employee of such Borrower or any Affiliate of such Borrower (exclusive of reasonable investment banking fees payable by Dynamex to Hoak Securities Corp. in connection with a Public Offering); provided that (a) no such management, consulting or similar fees may be paid upon the occurrence and during the continuance of a Default,
(b) the aggregate of all such management, consulting and similar fees paid by Dynamex and its Subsidiaries to Hoak Capital Corporation during any fiscal year shall not exceed $100,000 and (c) the aggregate of all such management, consulting and similar fees paid by Dynamex and its Subsidiaries to George M. Siegel during any fiscal year shall not exceed $120,000.

         Section 9.14 Modification of Other Agreements. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, consent to or implement any termination, amendment, modification, supplement or waiver of (a) the Subordinated Debt Documents, (b) the Dynamex Equity Documents, (c) the Acquisition Documents, (d) the certificate or articles of incorporation or bylaws (or analogous constitutional documents) of Dynamex or any of its Subsidiaries, or (e) any other Material Contract to which it is a party or any Permit which it possesses; provided, however, that Dynamex and its Subsidiaries may amend or modify the agreements, documents and instruments referred to in clauses (b), (c), (d), and (e) preceding if and to the extent that such amendment or modification (i) is not substantive or material, or (ii) could not be materially adverse to the Agent or the Lenders and could not have a Material Adverse Effect. Without limiting the generality of and in addition to the foregoing, each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, consent to or implement any termination, amendment, modification, supplement or waiver of the Subordinated Debt Documents (A) to increase the principal amount of any Subordinated Debt, (B) to shorten the maturity of, or any date for the payment of any principal of or interest on, any Subordinated Debt, (C) to increase the rate of interest on or with respect to any Subordinated Debt, (D) to otherwise amend or modify the payment or subordination terms of any Subordinated Debt, (E) to increase any cost, fee or expense payable by Dynamex or any of its Subsidiaries, (F) to provide any Collateral or security for payment or collection of any Subordinated Debt, or (G) in any other respect that could be materially adverse to Dynamex or any of its Subsidiaries or the Agent or the Lenders.

         Section 9.15 Bank Accounts. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to, create or maintain any bank accounts other than those listed on Schedule 7.23 hereto or consented to in writing by the Agent, which consent shall not be unreasonably withheld.

         Section 9.16 ERISA and Canadian Plans. Each of the Borrowers will not, and will not permit Dynamex or any of its Subsidiaries to:

                 (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer
         Plan) or Canadian Plan to exist or to be created that exceeds $100,000 with respect to any such Plan or $200,000 with respect to all such Plans or Canadian Plans in the aggregate on either a going concern or a wind-up basis; or

                 (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.




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                                   ARTICLE 10

                              Financial Covenants

         Each of Dynamex and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

         Section 10.1 Ratio of Senior Funded Debt to EBITDA. Dynamex and its Subsidiaries will not permit the ratio, calculated as of the end of each fiscal quarter of Dynamex commencing with the fiscal quarter ended March 31, 1996, of (i) Senior Funded Debt to (ii) EBITDA for the four fiscal quarters of Dynamex then ended, or, if calculated as of the end of any fiscal quarter ended prior to December 31, 1996, for the period consisting of the greatest number of fiscal quarters ended subsequent to the Funding Date on an annualized basis, to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:

               Period                                       Ratio
               ------                                       -----
 From the Funding Date through December 30, 1996            3.00 to 1.00
 From December 31, 1996, and at all times thereafter        2.75 to 1.00

         Section 10.2 Fixed Charge Coverage Ratio. Dynamex and its Subsidiaries will not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter of Dynamex commencing with the fiscal quarter ended March 31, 1996, for the four fiscal quarters of Dynamex then ended, or, if calculated as of the end of any fiscal quarter ended prior to December 31, 1996, for the period consisting of the greatest number of fiscal quarters ended subsequent to the Funding Date on an annualized basis, to be less than the ratio set forth below for the period during which such fiscal quarter end occurs:

               Period                                       Ratio
               ------                                       -----

 From the Closing Date and at all times thereafter          1.50 to 1.00

         Section 10.3 Current Maturities Coverage Ratio. Dynamex and its Subsidiaries will not permit the Current Maturities Coverage Ratio, calculated as of the end of each fiscal quarter of Dynamex commencing with the fiscal quarter ended March 31, 1996, for the four fiscal quarters of Dynamex then ended, or, if calculated as of the end of any fiscal quarter ended prior to December 31, 1996, for the period consisting of the greatest number of fiscal quarters ended subsequent to the Funding Date on an annualized basis, to be less than the ratio set forth below for the period during which such fiscal quarter end occurs:

               Period                                       Ratio
               ------                                       -----

 From the Closing Date and at all times thereafter          1.75 to 1.00




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         Section 10.4     Capital Expenditures.  Dynamex and its Subsidiaries
will not permit the aggregate Capital Expenditures of Dynamex and its Subsidiaries to exceed $1,000,000 during any fiscal year.

                                   ARTICLE 11

                                    Default

         Section 11.1 Events of Default. Each of the following shall be deemed an "Event of Default":

                 (a) Any Borrower shall fail to pay, repay or prepay when due any amount of principal or interest owing to the Agent or any Lender pursuant to this Agreement or any other Loan Document, or shall fail to pay within five days after the due date thereof any fee, expense or other amount or other Obligation owing to the Agent or any Lender pursuant to this Agreement or any other Loan Document.

                 (b) Any representation or warranty made or deemed made by Dynamex or any of its Subsidiaries or by any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

                 (c) Dynamex or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.1, 5.2, 8.1(f), 8.1(j), 8.1(m), 8.2 (other than the last sentence of Section 8.2), 8.6, 8.7, 8.8, 8.9 or 8.10,
         Article 9 or Article 10 of this Agreement; Dynamex or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.3, 8.1 (other than Sections 8.1(f), 8.1(j), or 8.1(m)), 8.4, 8.5, 8.13 or 8.14 and such failure is not remedied or waived within ten days after such failure commenced; Dynamex or any of its Subsidiaries Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in any Security Agreement, subject to any (if any) grace period applicable to such covenant, agreement or term contained in such Security Agreement; any Guarantor shall fail to perform, observe or comply with any covenant, agreement or term contained in its Guaranty, subject to any (if any) grace period applicable to such covenant, agreement or term in this Agreement to the extent this Agreement is incorporated therein by reference; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.

                 (d) Any of the Loan Parties ceases to be Solvent or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

                 (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of itself or of all or any substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code or the Bankruptcy and Insolvency Act (Canada) (individually and collectively, as now or hereafter in effect, the "Bankruptcy Code"), (iv) institute any proceeding or file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate or other action for the purpose of effecting any of the foregoing.

                 (f) A proceeding or case shall be commenced, without the application, approval or consent of any of the Loan Parties in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of any of the Loan Parties or of all or any substantial part of its Property, or (iii) similar relief in respect of any of the Loan Parties under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any of the Loan Parties shall be entered in an involuntary case under the Bankruptcy Code.

                 (g) Any of the Loan Parties shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $50,000 against any of its Properties.

                 (h) A final judgment or judgments for the payment of money in excess of $50,000 in the aggregate shall be rendered by a court or courts against the Loan Parties or any of them on claims not covered by insurance or as to which the insurance carrier has denied responsibility and the same shall not be discharged, or a stay of execution thereof shall not be procured, within five days from the date of entry thereof and the Loan Parties shall not, within said period of five days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                 (i) Any of the Loan Parties shall fail to pay when due any principal of or interest on any Debt (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $100,000, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                 (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any of its shareholders, or any Loan Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Agent) upon any of the Collateral purported to be covered thereby.

                 (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan or any event or investment which could reasonably be expected to render any Loan Party, Canadian Plan or funding agent thereof liable for any tax or penalty under Canadian Pension and Benefits Law; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA or under Canadian Pension and Benefits Law of a notice of intent to terminate any Pension Plan or Canadian Pension Plan or the termination of any Pension Plan or Canadian Pension Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC or a Canadian Pension Authority under Canadian Pension and Benefits Law to institute proceedings under Section 4042 of ERISA or under Canadian Pension and Benefits Law for the termination of, or for the appointment of a trustee to administer, any Pension Plan or Canadian Pension Plan, or the institution by the PBGC or a Canadian Pension Authority under Canadian Pension and Benefits Law of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 406 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Plan; or (vi) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Plan or the reorganization, insolvency or termination of any Pension Plan or Canadian Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC, a Canadian Plan, the PBGF or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $100,000.

                 (l)      The occurrence of a Change of Control.

                 (m) If, at any time, the subordination provisions of any of the Subordinated Debt Documents shall be invalidated or shall otherwise cease to be in full force and effect.






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

                 (n) The occurrence of (i) a default under (including, without limitation, a "Default" as such term is used or defined in) the Air Canada Subordinated Note, any Shareholders Subordinated Notes or any other Subordinated Debt Documents, unless (A) such default has been waived, cured or consented to in accordance with such documents,
         (B) such default is not a payment default, (C) the maturity of the Debt affected thereby has not been accelerated, (D) a blockage under the Subordinated Debt Documents has not been invoked, and (E) such waiver or consent is not made in connection with any amendment or modification of any such Subordinated Debt Documents or in connection with any payment to the holders of any Subordinated Debt, (ii) a payment default under (including, without limitation, a payment "Default" as such term is used or defined in) the Air Canada Subordinated Note, any Shareholders Subordinated Notes or any other Subordinated Debt Documents, (iii) an event of default under (including, without limitation, an "Event of Default" as such term is used or defined in) the Air Canada Subordinated Note, any Shareholders Subordinated Notes or any other Subordinated Debt Documents, or (iv) any acceleration of the maturity of the Air Canada Subordinated Note, any Shareholders Subordinated Notes or any other Subordinated Debt.

                 (o) If, at any time, any event or circumstance shall occur which gives any holder of the Air Canada Subordinated Note, any Shareholders Subordinated Notes or any other Subordinated Debt the right to request or require Dynamex or any of its Subsidiaries to redeem, purchase or prepay any Debt evidenced by the Air Canada Subordinated Note, any Shareholders Subordinated Notes or any other Subordinated Debt, other than the consummation of a Public Offering of the Capital Stock of Dynamex which shall give Dynamex the right to prepay the Shareholders Subordinated Debt to the extent permitted by
         Section 9.4(a).

                 (p)       The occurrence of any Material Adverse Effect.

                 (q) Prior to the consummation of an initial public offering of common stock of Dynamex, Richard K. McClelland shall cease to be the chief executive officer of Dynamex and shall not be promptly replaced in such capacity by an individual acceptable to the Agent.

         Section 11.2 Remedies. If any Event of Default shall occur and be continuing, the Agent may and, if directed by the Required Lenders, the Agent shall do any one or more of the following:

                 (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by any Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers;






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

                 (b) Termination of Commitments. Terminate the Commitments without notice to the Borrowers;

                 (c)      Judgment.  Reduce any claim to judgment;

                 (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Agent for the benefit of the Agent and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or

                 (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Texas, Canada or any other jurisdiction, by any of the Loan Documents, by equity or otherwise;

provided, however, that upon (i) the occurrence of an Event of Default under
Section 11.1(e) or Section 11.1(f), the Commitments of all of the Lenders shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrowers under the Loan Documents shall thereupon become immediately and automatically due and payable, and (ii) upon the occurrence of an Event of Default under clause (iv) of Section 11.1(n) or under Section 11.1(o), the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrowers under the Loan Documents shall thereupon become immediately and automatically due and payable, all (with respect to each of clause (i) and (ii) preceding) without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

         Section 11.3 Performance by the Agent. If any Loan Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Agent may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of such Loan Party. In such event, the Borrowers shall, at the request of the Agent, promptly pay any amount expended by the Agent or the Lenders in connection with such performance or attempted performance to the Agent at the Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of the Borrowers or any other Loan Party under this Agreement or any of the other Loan Documents.

         Section 11.4 Judgment Currency. If, for the purpose of obtaining judgment in any court in any jurisdiction with respect to this Agreement or any other Loan Document or the Collateral, it becomes necessary to convert into the currency of such jurisdiction (herein called the "Judgment Currency") any amount due hereunder in any currency other than the Judgment Currency, then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose, "rate of exchange" means the rate at which the Agent is able, on the relevant date, to sell the currency of the amount due hereunder in Toronto, Ontario against the Judgment Currency. In the event that there is a





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change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Borrowers jointly and severally agree that they will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this Agreement in Cdn. Dollars or Dollars, as the case may be. Any additional amount due under this Section 11.4 will be due as a separate indebtedness and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement or any other Loan Document.

                                   ARTICLE 12

                                   The Agent

         Section 12.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender,
(c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, (d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder, (e) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided,





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however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

         Section 12.2 Rights of Agent as a Lender. With respect to its Commitments, the Loans made by it and the Notes issued to it, NationsBank (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in-its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, the Loan Parties or any of their Affiliates and any other Person who may do business with or own securities of the Loan Parties or any of their Affiliates, all as if it were not acting as the Agent and without any duty to account therefor to the Lenders.

         Section 12.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Agent has received notice from a Lender or a Borrower specifying such Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 12.1) take such action with respect to such Default as shall be directed by the Required Lenders, provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

         SECTION 12.4 INDEMNIFICATION. EACH LENDER HEREBY AGREES TO INDEMNIFY THE AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWERS UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE AGGREGATE COMMITMENT PERCENTAGES), ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE





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AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH
LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY
KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT
LIMITING ANY OTHER PROVISION OF THIS SECTION 12.4, EACH LENDER AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE AGGREGATE COMMITMENT PERCENTAGES) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT
OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWERS.

         Section 12.5 Independent Credit Decisions. Each Lender agrees that it has independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Dynamex and its Subsidiaries and the other Loan Parties and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by any Loan Party of this Agreement or any other Loan Document or to inspect the Properties or books of any Loan Party. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of any Loan Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

         Section 12.6 Several Commitments. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with its Commitment shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.




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         Section 12.7     Successor Agent.  Subject to the appointment and
acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Agent, and the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation as Agent, the provisions of this Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent. Each Agent (including each successor Agent) agrees that, so long as it is acting as Agent under this Agreement, it shall be a Lender under this Agreement.

                                   ARTICLE 13

                                 Miscellaneous

         Section 13.1 Expenses. Whether or not the transactions contemplated hereby are consummated, each of the Borrowers hereby jointly and severally agrees, on demand, to pay or reimburse the Agent and each of the Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of the Agent accruing on or after November 30, 1995, in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and any and all waivers, amendments, modifications, renewals, extensions and supplements thereof and thereto, and the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the reasonable fees and expenses of all legal counsel for the Agent and/or any Lender (unless, with respect to legal counsel of any Lender other than NationsBank, the Agent has not approved of the payment by the Borrowers of the fees and expenses of such counsel), (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports.

         SECTION 13.2 INDEMNIFICATION. EACH OF THE BORROWERS HEREBY JOINTLY AND SEVERALLY AGREES TO INDEMNIFY THE AGENT AND EACH





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LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS,
EMPLOYEES, ATTORNEYS AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO
(A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) THE RELATED TRANSACTIONS, (D) ANY BREACH BY ANY LOAN PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (E) THE USE OR PROPOSED USE OF ANY LOAN, (F) ANY AND ALL TAXES, LEVEES, DEDUCTIONS AND CHARGES IMPOSED ON THE AGENT OR ANY LENDER IN RESPECT OF ANY LOAN, (G) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF ANY LOAN PARTY, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF AN INTENTIONAL AND AFFIRMATIVE ACT BY THE PERSON TO BE INDEMNIFIED THAT CONSTITUTES GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON, OR (H) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION 13.2 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. THE OBLIGATIONS OF THE BORROWERS UNDER THIS SECTION 13.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS AND TERMINATION OF THE COMMITMENTS.

         Section 13.3 Limitation of Liability. None of the Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of the Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall have any liability with respect to, and each of the





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Borrowers hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by any Borrower or any other Loan Party in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of the Borrowers hereby waives, releases and agrees not to sue the Agent or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

         Section 13.4 No Duty. All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Agent and the Lenders shall have the right to act exclusively in the interest of the Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to Dynamex or any of its Subsidiaries or any of their shareholders or any other Person.

         Section 13.5 No Fiduciary Relationship. The relationship between each Borrower and each Lender is solely that of debtor and creditor, and neither the Agent nor any Lender has any fiduciary or other special relationship with any Borrower or any other Loan Party, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between any Borrower and any Lender, or any other Loan Party and any Lender, to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among any Borrower or any other Loan Party and the Lenders.

         Section 13.6 Equitable Relief. Each of the Borrowers recognizes that, in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Agent and the Lenders. Each of the Borrowers therefore agrees that the Agent and the Lenders, if the Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 13.7 No Waiver; Cumulative Remedies. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section 13.8     Successors and Assigns.

         (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither any Borrower nor any other Loan Party





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may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to
it); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrowers for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, and (iv) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents.

         (b) Each of the Borrowers and each of the Lenders agree that any Lender (the "Assigning Lender") may at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and Loans) (each an "Assignee"); provided, however, that (i) each such assignment may be of a varying percentage of the Assigning Lender's rights and obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations,
(ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitments and Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of
(A) an aggregate amount equal to $1,000,000 calculated based upon the sum of the Revolving Credit Loans Commitment assigned (or, if such Commitment has terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans assigned) plus the aggregate outstanding principal amount of the Term Loans assigned, or (B) an aggregate amount equal to five percent of the sum of the aggregate outstanding Revolving Credit Loans Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Credit Loans) plus the aggregate outstanding principal amount of the Term Loans, and (iii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof or such other date as may be approved by the Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, provided that such Lender's rights under Article 4, Section 13.1 and Section
13.2 accrued through the date of assignment shall continue.

         (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of any Loan Party or the performance or observance by any Loan Party of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         (d) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the applicable Borrower or Borrowers. Within five Business Days after its receipt of such notice the applicable Borrower or Borrowers, at its or their expense, shall execute and deliver to the Agent in exchange for each surrendered Note evidencing particular Loans, a new Note evidencing each such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new

Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibits C, D and E hereto, as applicable.

         (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.8, disclose to the Assignee or participant or proposed Assignee or participant any information relating to Dynamex or any of its Subsidiaries or any other Loan Party furnished to such Lender by or on behalf of Dynamex or any of its Subsidiaries or any other Loan Party; provided that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of
Section 13.20.

         (g) Any Lender may assign and pledge all or any of the Notes held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, however, that any payment made by a Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy such Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         Section 13.9 Survival. All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of any Borrower hereunder, the obligations of such Borrower under Article 4 and Sections 13.1 and 13.2 shall survive repayment of the Loans and the other Obligations.

         SECTION 13.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 13.11 Amendments. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document to which any Borrower is a party, nor any consent to any departure by such Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and the Borrowers in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and the Borrowers, do any of the following:
(a) increase the Commitments of the Lenders or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) waive any of the conditions precedent specified in Article 6;
(e) change the Commitment Percentages or the aggregate unpaid principal amount of the Loans or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (f) change any provision contained in Section 3.2, Section 9.14 or this Section
13.11 or modify the definition of "Borrowing Base", "Eligible Receivables" or "Required Lenders" contained in Section 1.1; or (g) except as expressly authorized by this Agreement, release any Collateral from any of the Liens created by the Security Documents or release any guaranty of all or any portion of the Obligations. Notwithstanding anything to the contrary contained in this
Section 13.11, no amendment, waiver or consent shall be made with respect to
Article 12 hereof without the prior written consent of the Agent.

         Section 13.12    Maximum Interest Rate.

         (a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

         (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 13.12(b) or
(ii) an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the applicable Borrower or Borrowers (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrowers, the Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Agent and/or the Lenders, as appropriate, shall refund to the applicable Borrower or Borrowers (as appropriate) the amount of such excess and, in such event, the Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate. In addition to the foregoing, each of the Borrowers agrees that no provision of this Agreement or any other Loan Document shall have the effect of imposing on any Borrower any obligation to pay interest (as such term is defined in Section 347 of the Criminal Code of Canada) at a rate in excess of the rate permitted by the laws of Canada if and to the extent (if any) that such laws are applicable, after taking into account all other amounts which must be taken into account for the purpose of such laws, and the obligations of the Borrowers to pay interest under this Agreement and the other Loan Documents is so limited.

         (c) Pursuant to Article 15.10(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas 1925, as amended, each of the Borrowers agrees that such Chapter 15 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not govern or in any manner apply to the Obligations.

         Section 13.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which Dynamex or any of its Subsidiaries is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it); or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 13.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that notices to the Agent shall be deemed given when received by the Agent.

         SECTION 13.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S. EACH OF DYNAMEX AND EACH OF ITS SUBSIDIARIES HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND (2) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF DYNAMEX AND EACH OF ITS SUBSIDIARIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. EACH OF DYNAMEX AND EACH OF ITS SUBSIDIARIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

         Section 13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 13.17 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 13.18 Construction. Each of Dynamex and each of its Subsidiaries, the Agent and each Lender acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

         Section 13.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 13.20 Confidentiality. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by any Loan Party to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed, (f) in connection with any litigation to which the Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any right or remedy under the Loan Documents, (h) to such Lender's legal counsel, independent auditors and affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 13.20.

         SECTION 13.21 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY LOAN PARTY, THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         Section 13.22 Approvals and Consent. Except as may be expressly provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement of the other Loan Documents where the approval, consent or exercise of judgment of the Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Agent or such Lender, respectively, and the Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of the Agent or such Lender, and (b) no approval or consent of the Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

         Section 13.23 Agent for Services of Process. Each of Dynamex and each of its Subsidiaries hereby irrevocably designates Cypress, whose address is One Galleria Tower, 13355 Noel Road, Suite 1650, Dallas, Texas 75240, to receive, for and on behalf of such Person, service of process in the State of Texas, such service being hereby acknowledged by such Person to be effective and binding service in every respect. In the event that Cypress resigns or ceases to serve as such Person's agent for service of process hereunder, such Person agrees forthwith

(a) to designate another agent for service of process in Texas, and (b) to give prompt written notice to the Agent of the name and address of such agent. Each of Dynamex and each of its Subsidiaries agrees that the failure of its agent for service of process to give any notice of any such service of process to such Person shall not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of such Person available to be served, then such Person further irrevocably consents to the service of process by the mailing thereof by the Agent or the Required Lenders by registered or certified mail, postage prepaid, to such Person at its address listed on the signature pages hereof. Nothing in this Section 13.23 shall affect the right of the Agent or the Lenders to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against Dynamex or any of its Subsidiaries or its Property in the court of any jurisdiction.

         Section 13.24 Joint and Several Obligations. Each and every representation, warranty, covenant or agreement of the Borrowers or any two or more Borrowers or of Dynamex and its Subsidiaries contained herein shall be, and shall be deemed to be, the joint and several representation, warranty, covenant and agreement of each of the Borrowers or such Borrowers or of Dynamex and each of its Subsidiaries, respectively, and of all such Persons. In addition, the indebtedness, liabilities and obligations of the Revolving Credit Loans Borrowers shall be, and shall be deemed to be, the joint and several indebtedness, liabilities and obligations of each of the Revolving Credit Loans Borrowers and of all such Borrowers, and all indebtedness, liabilities and obligations of the Term Loans A Borrowers shall be, and shall be deemed to be, the joint and several indebtedness, liabilities and obligations of each of the Term Loans A Borrowers and all of such Borrowers.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                         DYNAMEX INC.


                                         By:     /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer

                                         PARCELWAY COURIER SYSTEMS CANADA
                                         LTD.


                                         By:    /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer


                                         PARCELWAY COURIER SYSTEMS (B.C.) LTD.


                                         By:    /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer

                                         DYNAMEX OPERATIONS EAST, INC.


                                         By:    /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer


                                         DYNAMEX OPERATIONS WEST, INC.


                                         By:    /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer

                                         PARCELWAY COURIER SYSTEMS, INC.


                                         By:   /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer


                                         PARCELWAY SYSTEMS (INTERNATIONAL),
                                         INC.


                                         By:   /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer

                                         PARCELWAY COURIER SYSTEMS OF
                                         ILLINOIS, INC.


                                         By:   /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer


                                         PARCELWAY COURIER SYSTEMS III, INC.


                                         By:   /s/ STEPHEN P. SMILEY
                                             ----------------------------------
                                         Name: Stephen P. Smiley
                                         Title: Vice President

                                         Address for Notices:
                                         -------------------
                                         One Galleria Tower, Suite 1650
                                         13355 Noel Road
                                         Dallas, Texas  75240
                                         Telecopy No.:  (214) 960-4833
                                         Telephone No.:  (214) 960-4848
                                         Attention:  Chief Financial Officer



                                         AGENT:
                                         -----

                                         NATIONSBANK OF TEXAS, N.A., as Agent


                                         By:   /s/ RUSSELL P. HARTSFIELD
                                             ----------------------------------
                                         Name: Russell P. Hartsfield
                                         Title: Senior Vice President

                                         Address for Notices:
                                         -------------------
                                         NationsBank of Texas, N.A.
                                         901 Main Street, 7th Floor
                                         Dallas, Texas 75202
                                         Telecopy No.:    (214) 508-3139
                                         Telephone No.:   (214) 508-0339
                                         Attention:       Russell P. Hartsfield
                                                          Senior Vice President




                                         LENDERS:
                                         -------

                                         NATIONSBANK OF TEXAS, N.A.

Revolving Credit Loans
Commitment:  $2,500,000                  By:   /s/ RUSSELL P. HARTSFIELD
- ----------                                   ----------------------------------
                                         Name: Russell P. Hartsfield
                                         Title: Senior Vice President


Term Loans A                             Address for Notices:
Commitment:  $8,000,000                  -------------------
- ----------
                                         NationsBank of Texas, N.A.
                                         901 Main Street, 7th Floor
                                         Dallas, Texas 75202
                                         Telecopy No.:  (214) 508-3139
Term Loans B                             Telephone No.: (214) 508-0339
Commitment:  $6,000,000                  Attention:     Russell P. Hartsfield
- ----------                                              Senior Vice President


                                         Lending Office for Prime Rate Loans:
                                         -----------------------------------
                                         NationsBank of Texas, N.A.
                                         901 Main Street, 7th Floor
                                         Dallas, Texas 75202
                                         Attention:  Dallas Commercial Banking


                                         Lending Office for Eurodollar Loans:
                                         -----------------------------------
                                         NationsBank of Texas, N.A.
                                         901 Main Street, 7th Floor
                                         Dallas, Texas 75202
                                         Attention:  Dallas Commercial Banking





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